THE LION ACCOUNT AGREEMENT
This is a copy of your Customer Agreement. Please keep this for your records. BY SIGNING THE ACCOUNT OPENING FORM(S), YOU REPRESENT THAT YOU HAVE THE REQUISITE LEGAL CAPACITY AND AUTHORITY TO OPEN THIS ACCOUNT AND EFFECT TRANSACTIONS UNDER THIS AGREEMENT AND YOU AGREE TO BE BOUND BY THIS AGREEMENT AND ANY RELATED AGREEMENTS, RULES AND REGULATIONS AND OTHER DOCUMENTS AS MAY
BE IN EFFECT FROM TIME TO TIME. THIS AGREEMENT INCLUDES THE GENERAL TERMS AND PROVISIONS LOCATED ON PAGES 12 AND 16 OF THIS AGREEMENT. WE MAY AMEND THIS AGREEMENT AT ANY TIME IN ANY RESPECT UPON NOTICE TO YOU AS REQUIRED BY LAW.
YOU MUST NOTIFY US OF ANY ADDRESS CHANGES.
I. BROKERAGE ACCOUNT
1. BROKERAGE SERVICES. Your Lion Account (the "Account") with Dreyfus Service Corporation ("DSC") is an asset management account which consists of three parts: (a) a conventional brokerage account for the purchase and sale of securities (the "Brokerage Account") which is either a cash or Secured Credit Line account, or both; (b) a choice of Sweep Money Market Funds; and (c) a Card/Check Account. Your Brokerage Account and Sweep Funds are carried by Pershing as clearing broker pursuant to a clearing agreement with DSC.
Pershing and DSC may accept, without inquiry or investigation, (i) orders for the purchase or sale of securities and other property on margin or otherwise, and (ii) other instructions concerning Your account. Notices to You concerning Secured Credit Line Account requirements or other matters related to Your Account usually will go through DSC; however, Pershing may contact You directly if required by market conditions, time constraints or other circumstances.
2. SWEEP FUND. Any amounts received by Us for Your Account will be invested in the Sweep Fund of Your choice subject to prior payment by You and on Your behalf of any outstanding margin loan balances, Card overdrafts or other debit items arising from Checks or Card usage, or authorization payments. You hereby acknowledge that You have received and read a copy of the Prospectus of the Sweep Fund You selected, containing a more complete description of it and its operation. Please note that some special tax-exempt funds are only available to residents of one state.
Pershing will automatically redeem sufficient shares of the Sweep Fund to pay for all securities transactions, Checking and Card transactions. If
You intend to send funds to settle securities transactions, We must receive those funds on the business day before the settlement date to prevent an automatic redemption. Pershing will redeem Sweep Fund shares to pay for Checking and Card transactions on the date We post the transaction to Your account. We will not send confirmations for Fund transactions in Your account.
3. PAYMENT OF INDEBTEDNESS UPON DEMAND. You shall at all times be liable for the payment upon demand of any debit balance or other obligations owing in any of Your accounts with Us and You shall be liable to Us for any

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deficiency remaining in any such accounts in the event of the liquidation thereof, in whole or in part, by Us or by You; and You shall make payments of such obligations and indebtedness upon demand.
4. LIEN. All of Your securities, commodities and other property which Pershing may at any time be carrying for You, or which may at any time be in Our possession or under Our control, including, but not limited to, individual Dreyfus mutual fund accounts not held by Pershing, shall be subject to a general lien and security interest in Our favor for the discharge of all Your indebtedness and other obligations to Us, without regard to Our having made any advances in connection with such securities and other property and without regard to the number of accounts You may have with DSC. In enforcing Our lien, We shall have the discretion to determine which securities and property are to be sold and which contracts are to be closed.
5. OPTION TRANSACTIONS. If at any time You shall enter into any transaction for the purchase or sale of an option contract, You hereby agree to first obtain from DSC the then current disclosure statements of the Options Clearing Corporation and further agree to abide by the rules of any national securities association, registered securities exchange or clearing organization applicable to the trading of option contracts and acting alone or in concert, will not violate the position or exercise limitation rules of any such association or exchange or of the Options Clearing Corporation or other clearing organization.
6. APPLICABLE RULES AND REGULATIONS. All of Your transactions shall be subject to the constitution, rules, regulations, customs and usages of the exchange or market and its clearing house, if any, where executed by us, including any of Our subsidiaries and affiliates.
7. ROLE OF PERSHING; NO ADVICE. You understand that Pershing provides no investment advice nor does Pershing give advice or offer any opinion with respect to the suitability of any transaction or order. You acknowledge that neither Pershing nor DSC will provide You with any legal, tax or accounting advice, that Our employees are not authorized to give any such advice and that You will not solicit or rely upon any such advice from Pershing or Our employees whether in connection with transactions in or for any of Your accounts or otherwise. In making legal, tax or accounting decisions with respect to transactions in or for Your accounts or any other matter, You will consult with and rely upon Your own advisors and not Pershing and Pershing shall have no liability therefor. Pershing shall not be responsible or liable for any acts or omissions of DSC or its employees. You authorize Pershing to act as Your agent to purchase and redeem for Your account shares of the Sweep Fund, as hereafter defined, and You agree that You shall not hold Pershing, Donaldson, Lufkin & Jenrette Securities Corporation, its other Divisions, Affiliates, Officers, Directors, or Agents liable for any trading losses incurred. You understand that Pershing will provide services to You including, but not limited to, furnishing necessary documents and information, blocking MasterCardRegistration Mark Accounts when notified by Account Holders of the unauthorized use of their Cards or Checks, and responding to and taking requisite action regarding inquiries, complaints or disputes concerning their Lion Account.

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8. SCOPE AND TRANSFERABILITY.  This Agreement shall cover individually and collectively all accounts that You may open or reopen through DSC and shall inure to the benefit of Our successors whether by merger, consolidation or otherwise, and assigns, and either DSC or Pershing may transfer Your accounts to their successors and assigns, and this Agreement shall be binding upon Your heirs, executors, administrators, successors and assigns. DSC, Pershing or the Banks may assign their responsibilities under this Agreement, in whole or in part, to any subsidiary, affiliate or successor by merger or consolidation, or to any other entity, without notice to You. We are not required to recognize any transfer of ownership of any part of any account until We have received written notice of the transfer in a form satisfactory to Us.
9. EXTRAORDINARY EVENTS. We shall not be liable for loss caused directly or indirectly by government restrictions, exchange or market rulings, suspension of trading, war, strikes, exchange or market fluctuations or other conditions beyond Our control.
II. CARD/CHECK ACCOUNT
1. CARD/CHECK SERVICES
A. AUTHORIZATION LIMIT. Your Authorization Limit is calculated each Business Day and is the sum of: (1) any free credit balances in Your Brokerage Account; (2) the net asset value of the Sweep Fund shares in the Sweep Funds;
(3) the available margin loan value of securities in the Brokerage Account (if Your Lion Account is established as a Secured Credit Line account).
The Authorization Limit may fluctuate from day to day because it is dependent upon changes in the debit balance in the Brokerage Account as well as the current market value of securities. As soon as the Banks are notified of the use of the Card/Check, the Authorization Limit is immediately reduced, not when a sales draft or cash advance draft is paid. Sweep Fund shares are not redeemed, however, until the item is presented to the Banks for payment. If
 Your Authorization Limit is reduced or will be reduced below zero due to Checking and Card transactions, the Check may be returned unpaid or the Card authorization will be declined. Certain charges will apply for any Checks that are returned unpaid, as disclosed on the Account Fee Schedule.
You promise not to incur Card purchases or advances or issue Checks that exceed Your Authorization Limit.
B. HOLD ON CHECK DEPOSITS. Once a check is deposited into Your Brokerage Account, a hold may be placed on it and any increase in Your Authorization Limit may be delayed for up to seven Business Days after the day the check is received.
However, even if a hold is imposed, You will be entitled to sweep that amount to the Sweep Fund the following Business Day, provided the amount meets purchase requirements (see Prospectus). During a hold period, Checks cannot be written, Card purchases cannot be made, and cash cannot be withdrawn against the funds represented by the deposited check.
C. CARD(S)/CHECK TRANSACTIONS.  The Banks will send You Checks and a

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Card(s) on approval of  Your request. Fees may apply for the Check printing and postage of any additional Checks that are ordered (see attached Account Fee Schedule). The Card may be canceled at any time without prior notice and will remain the property of the Banks.
The Card provides You with the following conveniences up to the amount of Your Authorization Limit: (1) it allows You to make purchases of merchandise or services at participating MasterCardRegistration Mark establishments and
(2) it allows You to obtain cash withdrawals (which may be limited to $5,000 per account per day by the bank where You are requesting the advance) as well as from Automatic Teller Machines (ATMs) participating in the MasterCardRegistration Mark ATM Network. A fee will be imposed for ATM usage (see attached Account
Fee Schedule).
Checks may be written on the Account for U.S. dollars only. You may not use the Checks or the Card to purchase securities.
D. MASTERCARDRegistration Mark RESTRICTIONS. Restrictions on the maximum amount of cash withdrawals are allowed to be imposed by member banks. Also, for security or other reasons, some Card transactions may be limited or not completed.
E. PAYMENT FOR CARD/CHECK TRANSACTIONS. On a daily basis, the Banks will notify Pershing of charges (whether by use of the Card, Checks or other means) received by the Banks. Payments will be paid to the Banks on Your behalf on each Business Day that Pershing receives notice of the Card or Check ing transactions. If the Banks do not receive payment from Pershing, the Banks may return any Checks and charge back any Card transactions. All debits to Your Lion Account will be posted in U.S. dollars.
If  Your Card is used for purchases or cash advances outside the United
States of America which are denominated in a foreign currency, MasterCardRegistration Mark will convert these transactions to U.S. dollars before We post them to Your account.
MasterCardRegistration Mark may impose a fee for such conversions.
F. AUTHORIZATION TO CHARGE BROKERAGE ACCOUNTS. You authorize Us to charge Your Brokerage Account in order to pay Your MasterCardRegistration Mark drafts and Checks. If there is more than one account holder, You authorize
Us to pay MasterCardRegistration Mark drafts or Checks on the authority of any Account Holder's signature.
If You permit any other person to use Your MasterCardRegistration Mark or to write Checks against Your Card /Check Account, even if the amount of actual use exceeds Your authorization or permission, You will be responsible for all transactions that occur as a result.
You authorize Pershing to transfer securities held in Your cash account to Your Secured Credit Line account, provided You have signed the appropriate sections of The Lion Account Application for the purpose of effecting the intent of this Agreement.
G. REQUEST FOR STOP PAYMENT ORDER. Stop payment orders can be placed on Checks drawn on the Card/Check account as long as they have not yet been paid. In order to effect a stop payment, You must notify Us of the Check number, exact amount of the Check, payee of the Check, date of the

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Check and Your Lion Account Number.
Neither DSC nor Pershing, nor the Banks will be responsible if it is not possible to stop payment on Checks due to the fact that the required stop payment information is not correct, or if You fail to comply with a request for other reasonable information about the Check.
A timely written confirmation must be returned to Us promptly.
If We fail to stop payment on a Check for whatever reason, We may, without liability, delay recrediting Your Lion Account while the rights of the parties involved are determined, including the Banks. Stop payment orders become effective one Business Day after Pershing receives Your notification and remain in effect for 180 Business Days. Certain charges apply to all stop payment orders (see the attached Account Fee Schedule).
Even though a stop payment order has been placed on a Check, payment of a Check can still be enforced under certain circumstances.
H. REQUEST FOR CHECK COPIES/MASTERCARDRegistration Mark DRAFTS. Your original Checks and MasterCardRegistration Mark drafts will not be returned to You; however, a record is retained of all Checks and drafts paid. At Your request, a copy of a Check or draft can be provided to You for Your convenience. A fee may be imposed for retrieval of copies (See the Account Fee Schedule).
I. CHARGES. Certain fees, including an annual fee, which are subject to change upon notice to You, will be charged to Your Lion Account for the financial services provided to You. (See the Account Fee Schedule.)
J. PERIODIC STATEMENTS. You will receive periodic statements on your account. The Lion Account statement will include the following information: (a) the amount, location and merchant name (when available) for MasterCardRegistration Mark transactions or cash withdrawals; (b) the Check number, amount and date of payment of all Checks; (c) the date and amount of remittances and other credits to Your Brokerage Account; (d) a description of all securities transactions and other brokerage activities; (e) the amount, the yield and the dividends earned on Sweep Fund balances; (f) the amount of any credits resulting from reversed or charged-back MasterCardRegistration Mark transactions; and (g) the amount of any Free Credit Balances.
2. NOTICE OF YOUR RIGHTS AND LIABILITIES
A. LOSS, THEFT OR UNAUTHORIZED TRANSFER. Immediately notify Us if Your Checks or Card have been lost or stolen or if You believe an unauthorized use of Your funds from Your account has occurred. You can keep Your losses at a minimum by promptly contacting Us at 1-800-THE LION. You may contact Us by writing Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, One Pershing Plaza, 6th Floor - Asset Management Account Services, Jersey City, NJ 07399.
The loss, theft or unauthorized use of Your Card could cause You to lose all of the cash assets (Your Free Credit Balance and Sweep Fund shares) in Your Brokerage Account, plus any amount up to the Available Margin Loan Value of Your marginable securities. You will not be liable for unauthorized use of Your Card that occurs after You tell us about the loss, theft or unauthorized use of Your Card.

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If  You tell Us within two Business Days after You learn of the loss, theft or unauthorized use, You can lose no more than $50.00 if someone used Your Card without Your permission.
However, You could lose as much as $500.00 if: (1) You do not tell Us within two Business Days after You learn of the loss, theft or unauthorized use of Your Card; and (2) We could have prevented the use of Your Card without You r permission if You had told Us.
B. ADDITIONAL TERMS AND CONDITIONS REGARDING ELECTRONIC FUNDS TRANSFERS. Some of Your Card transactions may be Electronic Fund Transfers (EFT), which are described below. You understand that these additional terms and conditions specifically apply only to EFT transactions in addition to other terms and conditions of this Agreement except to the extent such terms are inconsistent.
  n EFT TRANSACTIONS.  An EFT is any transfer of funds by the use of  Your
   Card(s) through an electronic terminal, telephone or other electronic means as may be made available by the Banks for the purposes of authorizing a debit or credit to Your Lion Account.
  n LIMITATIONS ON TRANSFERS. You may use Your Card to make purchases up to the amount of Your Card Authorization Limit. You may use Your Card at ATMs which display the MasterCardRegistration Mark service mark to obtain cash. In addition to Your Authorization Limit, certain ATMs may impose other limitations on the frequency and dollar amount of Your withdrawals.
  n YOUR RIGHT TO RECEIVE DOCUMENTATION OR NOTICE OF TRANSACTIONS. You will receive a receipt at the time You make an EFT at a point of sale or electronic terminal that accepts Your Card each time You make a transaction.
      Each month Your Lion Account statement from Pershing, will include information regarding each EFT if such transfers occur during the month.
C. ERRORS OR QUESTIONS ABOUT YOUR CARD/CHECK TRANSACTIONS. Call Us immediately if You think Your statement or transaction record is wrong or if
 You need more information about Your transaction listed on the statement or transaction record. Call Us any Business Day between 8:30 am and 8:30 p.m. Eastern Time at 1-800-THE LION. You may contact Us by writing Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, One Pershing Plaza, 6th Floor - Asset Management Account Services, Jersey City, NJ 07399. We must hear from You no later than 60 days after We sent the statement on which the problem or error appeared. If You tell Us orally, We may require You to send Us Your complaint or question in writing within 10 days. We will need the following information:
  n Your name, Your Brokerage Account number, the date and the amount of the transaction;
  n A description of the error or transaction You are unsure about, explaining as clearly as possible why You believe it is an error or why
   You need more information;
  n The dollar amount of the transaction or suspected error.

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You will be advised of the results of Our investigation within 10 Business
Days (or 20 Business Days if the transaction occurred at a point of sale location or outside the United States) after We hear from You; and, if an error has been made, it will be corrected promptly. If it takes longer than 10 Business Days (20 Business Days if the transaction occurred at a point of sale location or outside the United States) to research Your complaint or problem, Your Lion Account will be provisionally recredited within such time for the amount You think is in error so that You will have the use of the money during the time it takes us to conclude Our investigation. If we ask You to put Your question or complaint in writing, and We do not receive it within 10 Business Days, Your Lion Account may not be recredited.
If, as a result of Our investigation, We conclude that there was no error, We will send You a written explanation within 3 Business Days after arriving at that conclusion. You may ask for copies of the documents that were used in the investigation. In all cases, the investigation will be completed within 45 days (or 90 days if the transaction occurred at a point-of-sale location or outside the United States.) If the problem results from unauthorized use of Your debit card, and You do not notify Us within 60 days of Our sending the statement, You will be liable for all funds withdrawn prior to Your notifying Us if We could have prevented those withdrawals had You told Us earlier.
D. DISCLOSURE OF CARD/CHECK ACCOUNT INFORMATION TO THIRD PARTIES. The Banks will not disclose information about Your Card Account or the transactions You make, except: (1) as necessary to complete transactions; (2) to verify the existence and condition of Your Lion Account or Card Account upon request of a third party, such as a credit bureau of merchant; (3) to comply with government agency or court orders; (4) in accordance with Your written permission; and (5) in connection with any authorization message transmitted in point-of-sale transactions.
E. OUR LIABILITY FOR FAILURE TO COMPLETE TRANSACTIONS. We will not be liable to You for failure to complete a transaction to or from Your account under the following circumstances: (1) the Authorization Limit in Your Lion Account is not enough to cover the transaction; (2) circumstances beyond Pershing's control (such as fire or flood) prevent the transfer, despite reasonable precautions that Pershing has taken; (3) An ATM or other device is not working properly, and You know about it when You start the transaction;
(4) An ATM or other device where You are making the transaction does not have enough cash; or (5) Your Dreyfus Lion Account is restricted (because of a court order or similar reason), and We are not permitted to make the transaction.
F. NATURE OF OBLIGATIONS. The obligations of Pershing, DSC and the Banks are set forth in The Lion Account Agreement. Neither the Banks nor Pershing are liable for the obligations of the other.
G. REFUSAL TO HONOR MASTERCARDRegistration Mark OR CHECKS. Neither Pershing, nor DSC, nor the Banks are responsible for any person's action in refusing to honor or accept Your Cards or Checks, or for any person's action in taking possession of Your Card or Checks.


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III. SECURED CREDIT LINE ACCOUNT
PLEASE NOTE:  This Section applies to Secured Credit Line accounts only.
1. LIQUIDATION. If, in Our discretion, We consider it necessary for Our protection to require additional collateral or in the event that a petition in bankruptcy or for appointment of a receiver is filed by or against You, or an attachment is levied against Your accounts, or in the event of Your death, We shall have the right to sell any or all securities, commodities and other property in the accounts We have established for You, whether carried individually or jointly with others, to buy any or all securities, commodities and other property which may be short in such accounts, to cancel any open orders and to close any or all outstanding contracts, all without demand for margin or additional margin, notice of sale or purchase or other notice or advertisement. Any such sales or purchases may be made at Pershing's discretion on any exchange or other market where such business is usually transacted, or at public auction or private sale and Pershing may be the purchaser for its own account. It is understood that a prior demand, or call, or prior notice of the time and place of such sale or purchase shall not be considered a waiver of Pershing's right to sell or buy without demand or notice.
2. MARGIN REQUIREMENTS, CREDIT CHARGES, AND DEPOSITS. You will at all times maintain such securities, commodities and other property in Your accounts for margin purposes as We shall require from time to time and the monthly debit balances or adjusted balances in Your accounts with Pershing shall be charged, in accordance with Our practice, with interest at a rate permitted by the laws of the State of New York. It is understood that the interest charge made to Your account at the close of a charge period will be added to the opening balance for the next charge period unless paid.
3. PLEDGE OF SECURITIES. All securities, commodities and other property now or hereafter held, carried or maintained by Pershing in Our possession in any of the accounts of the Account Holder may be pledged and re-pledged by Pershing from time to time, without notice to the Account Holder, either separately or in common with other such securities, commodities and other property for any amount due in the accounts of the Account Holder, or for any greater amount and Pershing may do so without retaining in Our possession or control for delivery a like amount of similar securities, commodities or other property.
4. PRESUMPTION OF RECEIPT OF COMMUNICATIONS. Communications may be sent to You at Your current address, which is on file at Our office, or at such other address as You may hereafter give Us in writing; and all communications so sent, whether by mail, telegraph, messenger or otherwise, shall be deemed given to You personally, whether actually received or not.

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DISCLOSURE OF CREDIT TERMS
1. CASH ACCOUNTS. Cash accounts may be subject, at Our discretion, to interest on any debit balances resulting from failure to make payment in full for securities purchased, from proceeds of sales paid prior to settlement date or for other charges that may be made to the account.
2. MARGIN ACCOUNTS. Purchases of securities on credit, (the Secured Credit Line, commonly known as margin)purchases, enable You to increase the buying power of Your equity and thus increase the potential for profit_or loss. A portion of the purchase price is deposited when buying securities on margin and Pershing extends credit for the remainder. This loan appears as a debit balance on Your monthly statement of account. Pershing charges interest on the debit balance and requires You to maintain securities, cash or other property to secure repayment of funds advanced and interest due.
Interest will be charged for any credit extended to You for the purpose of buying, trading or carrying any securities, for any cash withdrawals made against the collateral of securities, or for any other extension of credit. When funds are paid in advance of settlement on the sale of securities, interest will be charged on such amount from date of payment until settlement date. In the event that any other charge is made to the account for any reason, interest may be charged on the resulting debit balances.
3. INTEREST RATES. Interest charged on any debit balances in cash accounts or credit extended in margin accounts may be up to 3.00 percentage points above the Pershing Base Lending Rate. The Pershing Base Lending Rate will be set with reference to commercially recognized interest rates, industry conditions relating to the extension of credit and general credit market conditions. The Pershing Base Lending Rate will change without prior notice.
 When the Pershing Base Lending Rate changes during an interest period, intere st will be calculated according to the number of days each rate is in effect during that period. If the rate of interest charged to You is changed for any other reason, You will be notified at least 30 days in advance.
4. INTEREST PERIOD. The Interest Period begins on the 20th of each month and ends on the 19th of the following month. Accordingly, the interest charges for the period as shown on Your monthly statement are based only on the daily net debit and credit balances for the interest period.
5. METHOD OF INTEREST COMPUTATION. At the close of each Interest Period during which credit was extended to You, an interest charge is computed by multiplying the average daily debit balance by the applicable schedule rate and by the number of days during which a debit balance was outstanding and then dividing by 360. If there has been a change in the Pershing Base
Lending Rate, separate computations will be made with respect to each rate of charge for the appropriate number of days at each rate during the Interest Period. The interest charge for credit made to Your account at the close of the Interest Period is added to the opening debit balance for the next Interest Period unless paid.
With the exception of credit balances in Your short account, all other credit and debit balances in all of Your accounts will be combined daily and
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interest will be charged on the resulting average daily net debit balances for the interest period. If there is a debit in the cash account (type 1) and there is a Secured Credit account (type 2), interest will be calculated on the combined debit balance and charged to the Secured Credit Line account.
 Any credit balance in the short account is disregarded because such credit collateralizes the stock borrowed for delivery against the short sale. Such credit is disregarded even if You should be long the same position in Your Secured Credit Line account: i.e., short against the box.
If the security which You sold short (or sold short against the box) appreciates in market price over the selling price, interest will be charged on the appreciation in value. Correspondingly, if the security which You sold short depreciates in market price, the interest charged will be reduced since Your average debit balance will decline. This practice is known as "marking-to-market". The daily closing price is used to determine any appreciation or depreciation of the security sold short.
If Your account is short shares of stock on the record date of a dividend or other distribution, however such short position occurs, Your account will be charged the amount of dividend or other distribution on the following
Business Day.
6. GENERAL MARGIN POLICIES. The amount of credit which may be extended by Pershing and the terms of such extension are governed by rules of the Federal Reserve Board and the New York Stock Exchange. Within the guidelines of these rules and subject to adjustment required by changes in such rules and Our business judgment, Pershing establishes certain policies with respect to Secured Credit Line accounts. If the market value of securities in a Secured Credit Line account declines, Pershing may require the deposit of additional collateral. Margin account equity is the current market value of securities and cash deposited as security less the amount owed Pershing for credit extended at its discretion. It is Our general policy to require Secured Credit Line account holders to maintain equity in their Secured
Credit Line accounts of the greater of 30% of the current market value or $3 per share for common stock purchased on margin. Pershing applies other standards for other types of securities. For example, securities may be ineli gible for margin credit from time to time. For information with respect to general margin maintenance policy as to municipal bonds, corporate bonds, listed United States Treasury notes and bonds, mutual funds and other securities, as well as information about the eligibility of particular securities for margin credit, please contact Dreyfus Service Corporation. Notwithstanding the above general policies, Pershing reserves the right, at its discretion, to require the deposit of additional collateral and to set required margin at a higher or lower amount with respect to particular accounts or classes of accounts as it deems necessary. In making these determinations, Pershing may take into account various factors including the size of the account, liquidity of a position, unusual concentrations of securities in an account, or a decline in credit worthiness. If You fail to meet a margin call in a timely manner, some or all of Your positions may be liquidated.
7. DEPOSITS OF COLLATERAL, LIEN ON ACCOUNTS AND LIQUIDATION. In the event that additional collateral is requested, You may deposit cash or acceptable securities into Your Secured Credit Line account. If satisfactory collateral


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is not promptly deposited after a request is made, Pershing may, at its discretion, liquidate securities held in any of Your accounts. In this connection, pursuant to Our Agreement, Pershing retains a security interest in all securities and other property held in Your accounts, including securities held for safekeeping, so long as any credit extended remains outstanding.
8. CALLABLE SECURITIES. Securities which are held for Your account and which are in "street name", or are being held by a securities depository, are commingled with the same securities being held for other customers of Dreyfus Service Corporation and for customers of Pershing's other correspondents. Your ownership of these securities is reflected in Our records. You have the right at any time to require delivery to You of any such securities which are fully paid for or are in excess of margin requirements.
The terms of many bonds allow the issuer to partially redeem or "call" the issue prior to maturity date. Certain preferred stocks are also subject to being called by the issuer. Whenever any such security being held by Us is partially "called", We will determine through a random selection procedure as prescribed by the New York Stock Exchange rules, the ownership of the securities to be submitted for redemption. In the event that such securities owned by You are selected and redeemed, Your account will be credited with the proceeds.
Should You not wish to be subject to this random selection process, You must instruct Dreyfus Service Corporation to have Pershing deliver Your securities to You. Delivery will be effected provided, of course, that Your position is unencumbered or had not already been called by the issuer as described, prior to receipt by Pershing of Your instructions. The probability of one of Your securities being called is the same whether they are held by You or by Pershing for You.
9. OPTIONS EXERCISE ASSIGNMENTS. Exercise assignment notices for options contracts are allocated among short positions pursuant to a procedure which randomly selects from all short options positions, including positions established on the day of the assignment, those contracts which are subject to exercise. A more detailed description of this random allocation procedure is available on request. All short options positions are liable for assignment at any time.
10. LOST SECURITIES. If Your periodic customer statement indicates that securities were forwarded to You and You have not received them, You should notify Us immediately. If notification is received within 120 days after the mailing date, as reflected on Your periodic statement, replacement will be made free of charge. Thereafter, a fee for replacement may apply.
11. ACCOUNT INSURANCE. You are provided with protection for securities contained in Your Account up to a total of $50,000,000. The Securities Investor Protection Corporation (SIPC) provides the first $500,000 of protection, no more than $100,000 of which may be in cash awaiting reinvestment. The $49,500,000 balance of protection on securities only is provided by a commercial insurer. This account protection applies when member firms fail financially and are unable to meet obligations to securities customers, but does not protect against losses from the rise and fall in market value of investments.

11
  [Page 11]


GENERAL TERMS AND PROVISIONS
1. DEFINITIONS:
ACCESS CARD- The Lion Account MasterCardRegistration Mark issued by the
Banks.
AGREEMENT- This term shall include either the Lion Account Agreement or the Dreyfus Advice and Guidance Agreement and any related "documents," each as amended from time to time.
AUTHORIZATION LIMIT- The maximum amount You may withdraw from Your Brokerage Account using Your MasterCardRegistration Mark Access Card or Checks. AVAILABLE SECURED LOAN VALUE- The amount of credit we may extend to You based on the value of marginable securities held in Your Secured Credit Line Account.
THE BANKS- Boston Safe Deposit & Trust Company; Boston, Massachusetts, and Bank One, Columbus, Ohio.
BROKERAGE ACCOUNT- The cash and/or Secured Credit Line account opened in Your name. The Cash Account is the basic brokerage account we offer. The Secured Credit Line Account allows you to borrow funds from us, using acceptable securities as collateral for the loan as well as to borrow securities from us using cash as collateral for the loan.
BUSINESS DAY- Any day on which  the New York Stock Exchange, Inc., is open.

CARD/CARDS- One or more MasterCardsRegistration Mark issued by the Banks. CARDS/CHECK ACCOUNT- The account established by the Banks.
CHECKS- Checks drawn on the Banks.
DEBIT BALANCE- An account balance representing money owed to DSC.
DOCUMENTS- Any disclosure documents, the Sweep Funds' prospectus, the Lion Account Agreement, the Lion Account Application which contain additional terms governing the Lion Account, and the Lion Account Fee Schedule, the Option Agreement, if applicable; and any other written agreements between You and Us concerning your Dreyfus Lion Account, all as amended from time to time.
DSC- Dreyfus Service Corporation.
FREE CREDIT BALANCE- The sum of any cash balance in Your brokerage accounts. (When a cash balance in Your Secured Credit Line Account is collateral for Your obligations to cover short securities and/or option positions, it is not available for Your use and is not included in Your Free Credit Balance).
FED FUNDS- Funds which are immediately available and not subject to an availability or collection hold.
GOOD DELIVERY- The delivery to us of freely transferable securities (that is, properly registered, endorsed and fully negotiable stock certificates). PERSHING- Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation.
THE LION ACCOUNT AGREEMENT- The Agreement You make with Us and the Banks when You open a Lion Account, consisting of the Lion Account
12

  [Page 12]


Application; the Lion Account Agreement; the Option Agreement, if applicable; and any other written Agreements between You and Us, all as amended from time to time.
THE LION ACCOUNT APPLICATION- The application You submit to open a Lion
Account.
PROSPECTUS- A writing describing the Sweep Fund(s).
SECURED CREDIT LINE ACCOUNT- margin account
SHORT SALE- The sale of a security You don't own, or that You have instructed us not to deliver against Your sale ("short against the box").
SWEEP FUNDS- Any money market fund(s) DSC makes available and is selected by You.
YOU, YOUR, ACCOUNT HOLDER- Each person who signs the Lion Account Agreement.

WE, US, OUR- DSC and Pershing.
2. MINIMUM REQUIRED TO OPEN AND MAINTAIN AN ACCOUNT. Minimum balances required to open and maintain an Account are set forth in a separate fee schedule which has been provided to You and is incorporated herein. If, after we have notified You that additional assets must be deposited, and the account is not brought back up to at least the minimum in a reasonable time period, We reserve the right to charge a fee or terminate The Lion Account. If We terminate the account at which time You agree to return any Cards or Checks previously issued to You.
3. COMMISSIONS AND FEES. Fees and charges associated with the Account, are set forth in a separate fee schedule which has been provided to You and is incorporated herein. You hereby authorize us to deduct such commissions, fees and other charges from any account in which you have an interest,
including Your Lion Account without further authorization from you.   Dreyfus
reserves the right to change , modify or enact fees at any time.
4. SATISFACTION OF AMOUNTS OWED. In connection with Your Lion Account, monies that You owe Us, such as: (a) debit balances in the Brokerage Account; (b) amounts owing in Your Card/Check Account or (c) The Lion Account deposits made for You that are later reversed, may be satisfied by any of the following: (1) any credit in Your brokerage account; (2) redeeming shares from Your Sweep Funds; (3) if applicable, making loans to You from Your Brokerage margin account; or (4) the sale of any securities or other property held by Us for You, including, but not limited to, individual Dreyfus mutual fund accounts not held by Pershing.
5. LIABILITY FOR COSTS OF COLLECTION. The reasonable costs and expense of collection of the debit balance, recovery of securities, and any unpaid deficiency in Your accounts with DSC, including, but not limited to, attorney's fees incurred and payable or paid by Us, shall be payable to Us by You.
6. JOINT AND SEVERAL LIABILITY. If "You" shall consist of more than one individual, Your obligations under this Agreement shall be joint and several.
 Each of You has authority, acting individually and without notice to any one of You, to deal with DSC as fully and completely as if any one of You is the sole account holder. We are authorized to follow the instructions of any one of You and to deliver funds, securities, or other assets in the
13

  [Page 13]


Brokerage Account to any one of You or upon any one of Your instructions. We are not responsible for determining the purpose or propriety of an instruction we receive from any one of You or for the disposition of payments or deliveries among any one of You. Any notice We send one of You will be notice to all of You.
7. OUR RIGHT TO RESTRICT OR TERMINATE ACCOUNT. For our protection against credit risks and other conditions, We may, without prior notice, decline your orders or instructions, or We may place trading restrictions on your account. You also understand that We may cease all The Lion Account services provided to You for any reason, in Our discretion, including but not limited to the following: (1) if You exceed Your Authorization Limit; or (2) if We determine that Your use of the account is inconsistent with investment purposes; or (3) if We determine that We no longer wish to offer The Lion Account to You. In the event that Your Lion Account is terminated, it may be converted into an account which will remain subject to the remainder of this Agreement.
Pershing, DSC, the Banks or You may terminate this Agreement, including the use of Checks or Cards, if applicable, at any time. You shall remain responsible for authorized charges which arise before or after termination. If the Agreement is terminated, We may redeem all Sweep Fund shares. You shall promptly return all Cards and unused Checks to Us. Failure to do so may result in a delay in complying with Your instructions regarding the disposition of assets.
8. CREDIT INVESTIGATION, NEGATIVE CREDIT REPORT INFORMATION SHARING. You authorize Us to exchange credit information about You and Your account with others. As required by law, You are notified that any negative credit report reflecting on Your credit record may be submitted to a credit reporting agency if You fail to fulfill the terms of Your credit obligations. We may request a credit report on You and upon request, We will state the name and address of the consumer reporting agency that furnished it. If We extend, update, review or renew Your credit, We may request a new credit report without notifying You.
You authorize DSC, all other Mellon companies (including Dreyfus companies), all mutual funds advised by a Mellon company (including the Dreyfus Family of Funds) and all distributors of those funds to share information about Your relationships with any of these organizations or with unaffiliated third parties. This includes all information that any of these organizations have or get about You or Your account relationships with them. This authorization will continue in effect for as long as You have at least one open account with any of these organizations.
9. REPRESENTATIONS AND AMENDMENTS. You have received a copy of the Sweep Funds' prospectus and this Agreement. You agree that We shall have the right to amend this Agreement, by modifying or rescinding any of its existing provisions or by adding any new provision, at any time without notice to You.
 Any such amendment shall be effective as of a date established by Us. You understand there may be additional documentation required by applicable law or the policies and procedures of Pershing,
14

  [Page 14]


DSC, or the Banks. You agree to promptly comply with any such requests for additional documents.
10. REPRESENTATION AS TO CAPACITY TO ENTER INTO AGREEMENT. You, if an individual, represent that You are of full age, that unless otherwise disclosed to DSC in writing, You are not an employee of an exchange, or of any corporation of which any exchange owns a majority of the capital stock, or of a member firm or member corporation registered on any exchange or of a bank, trust company, insurance company, or of any corporation, firm or individual engaged in the business of dealing either as a broker or as principal in securities, bills of exchange, acceptance or other forms of commercial paper. You further represent that no one except You has an interest in Your Account(s).
11. SEPARABILITY. If any provision or condition of this Agreement shall be held to be invalid or unenforceable by any court, or regulatory or self-regulatory agency or body, such invalidity or unenforceability shall attach only to such provision or condition. The validity of the remaining provisions and conditions shall not be affected thereby and this Agreement shall be carried out as if any such invalid or unenforceable provision or condition were not contained herein.
12. HEADINGS ARE DESCRIPTIVE. The heading of each provision of this Agreement is for descriptive purposes only and shall not be deemed to modify or qualify any of the rights or obligations set forth in each such provision.

13. RECORDING CONVERSATIONS. You acknowledge, understand and agree that for Our mutual protection, We may electronically record any of Our telephone conversations.
14. THIS AGREEMENT AND ITS ENFORCEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
15. ARBITRATION DISCLOSURES
    n Arbitration is final and binding on the parties.
    n The parties are waiving their right to seek remedies in court, including the right to jury trial.
    n Pre-arbitration discovery is generally more limited than and different from court proceedings.
    n The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.
    n The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
16. AGREEMENT TO ARBITRATE CONTROVERSIES.
It is agreed that any controversy between or among the account holder, Pershing and Dreyfus Service Corporation or any of them arising out of this Agreement, shall be submitted to arbitration before the National Association Of Securities Dealers, Inc., or any other national securities exchanges on which a transaction giving rise to such claim took place (and only before such exchange) as
15

  [Page 15]


the Account Holder may elect and in accordance with the rules obtaining of the selected organization. Arbitration must be commenced by service upon the other party of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the Account Holder does not make such election within five (5) days of such demand or notice, then the account holder authorizes Pershing or DSC to do so on behalf of the Account Holder.
No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class and who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the customer is excluded from the class by the court. such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.


16

  [Page 16]


DREYFUS ADVICE AND GUIDANCE  AGREEMENT
THIS AGREEMENT INCLUDES THE GENERAL TERMS AND PROVISIONS LOCATED ON PAGES 12 AND 16 OF THIS AGREEMENT.
1. FINANCIAL PLANNING SERVICES. Dreyfus Investment Advisors, Inc. (iDIAi) and its agents will provide You, from time to time upon your request and subject to such limitations as may be imposed by DIA in its discretion, services related to the Dreyfus Advice and Guidance program which includes services consisting of general financial planning, non-discretionary asset allocation advice with respect to your portfolio based on a review of your financial situation and investment objectives as represented by you to DIA, and informational brochures on topics such as estate planning, investing, tax planning, debt management and various life events (collectively, the "Services"). You understand and agree that DIA is under no obligation to monitor or update advice furnished to you from time to time under this Agreement. You hereby warrant and represent to DIA that any information concerning your financial situation or the investment objectives furnished by you to DIA will be accurate and represent a reasonable summary of your financial circumstances. You agree that DIA may rely on such information.
2. IMPLEMENTATION OF RECOMMENDATION. It is your responsibility to implement DIA's asset allocation recommendation and other financial planning services if you so choose. You understand and agree that you may implement DIA's asset allocation recommendation through your Dreyfus Lion Account by contacting Dreyfus Service Corporation ("DSC") or through another broker of your choosing. You hereby authorize DIA to provide DSC with its asset allocation recommendation and other information relating to Your account for purposes of facilitating the servicing of Your account.
3. FEES. At such time as you may elect to use the services rendered by DIA under this Agreement, You agree to pay DIA a fee in accordance with the LION Account Fee Schedule in effect from time to time. You hereby authorize DIA to collect any such fees as may be applicable from your Dreyfus Lion Account for payment to DIA.
4. SUB-ADVISERS, SUB-CONTRACTORS AND AGENTS. DIA from time to time may utilize, subject to its oversight and supervision, one or more sub-advisers, sub-contractors or agents to assist DIA in performing Services on Your behalf. You acknowledge that, as of the date of this Agreement, DIA is utilizing The Ayco Company, L.P. ("Ayco"), a financial planning firm and registered investment adviser, to assist DIA with the Services and that Ayco's background and the role of Ayco and its employees with respect to the Services are more fully described in DIA's Disclosure Document and the Subadvisory Disclosure Document. You understand and agree that DIA may terminate the services of a sub-adviser, sub-contractor or agent, including Ayco, at any time.
5. OTHER CLIENTS. DIA performs services similar to the Services for other clients, as well as other types of investment management services for others, including institutions and/or individuals. You recognize that DIA may give
17

  [Page 17]


advice in the performance of its duties to such clients which may differ from advice given to You pursuant to this Agreement. Nothing in this Agreement shall be deemed to impose on DIA any obligation to recommend for purchase or sale for You any investments which DIA may purchase or sell, or recommend for purchase or sale, for the account of any other client.
6. STANDARD OF CARE. Neither DIA, DSC, nor The Dreyfus Corporation, nor any of their directors, employees, agents or affiliates (collectively, the "Entities") shall be liable for any loss incurred by You as a result of the Services, except where such loss directly results from such party's negligence or willful misconduct, or except as otherwise required by Federal or state law. You understand and agree that there is no guarantee that Your investment objectives will be achieved. None of the Entities shall be liable for Your failure to provide DIA with a timely and accurate representation of Your financial situation and investment objectives, or Your failure to provide DIA with any information about Your financial circumstances which DIA may reasonably request. The provisions of this Section 6 shall survive termination of this Agreement.
7. ASSIGNMENT. This Agreement may not be assigned by either You or DIA without the prior written consent of the nonassigning party.
DREYFUS ADVICE AND GUIDANCERegistration Mark
DISCLOSURE DOCUMENT
OFFERED BY DREYFUS INVESTMENT ADVISORS, INC.
1. WHAT SERVICES ARE OFFERED AS PART OF THE DREYFUS ADVICE AND GUIDANCERegistration Mark PROGRAM?
Dreyfus Advice and Guidance is a financial planning program pursuant to which Dreyfus Investment Advisors, Inc. ("DIA") provides a client, from time to time upon the client's request and subject to such limitations as may be imposed by DIA in its discretion, with general financial planning information, non-discretionary asset allocation advice with respect to mutual funds, and informational brochures on topics such as estate planning, investing, tax planning, debt management and various life events. Mutual funds that are the subject of non-discretionary asset allocation advice include mutual funds managed or administered by The Dreyfus Corporation, an affiliate of DIA, or by other affiliates of DIA ("Dreyfus Mutual Funds") or by certain third parties ("Third-Party Mutual Funds"). DIA does not undertake any obligation to monitor, review or update any advice furnished to a client under the program or to provide any reports to a client.
2. WHO IS ELIGIBLE TO PARTICIPATE IN THE DREYFUS ADVICE AND GUIDANCE
PROGRAM? IS THERE A MINIMUM DOLLAR VALUE OF ASSETS OR OTHER CONDITIONS FOR PARTICIPATING?
An individual is eligible to participate in the Dreyfus Advice and Guidance program only if such individual has established a Dreyfus Lion Account, a brokerage account offering a variety of services including discount brokerage and a mutual funds market, with Dreyfus Service Corporation, an affil
18

  [Page 18]


iate of DIA. An individual needs to make a minimum investment of $10,000 in order to establish a Dreyfus Lion Account.
3. WHAT FEES ARE CHARGED TO PARTICIPATE IN THE DREYFUS ADVICE AND GUIDANCERegistration Mark PROGRAM?
In the case of an individual with $50,000 or more total assets in one or more linked Dreyfus Lion Accounts, there currently is no fee to participate in the Dreyfus Advice and Guidance program. In the case of an individual with less than the $50,000 total asset level in one or more linked Dreyfus Lion Accounts, there currently is a $100 annual fee to participate in the Dreyfus Advice and Guidance program and to receive other services. The $100 fee also entitles the individual to receive enhanced services under the individual's Dreyfus Lion Account, including, when available, cost basis accounting and Internet trading capability. The portion of the $100 fee attributable to the Dreyfus Advice and Guidance program is billed to the client on behalf of DIA by Dreyfus Service Corporation.
4. WHAT TYPES OF INVESTMENTS ARE COVERED BY THE DREYFUS ADVICE AND GUIDANCE PROGRAM?
Non-discretionary asset allocation recommendations are limited to those Dreyfus Mutual Funds and Third-Party Mutual Funds that are included in DIA's Recommended List of Mutual Funds ("Recommended List"), which is described below.
5. WHAT SOURCES OF INFORMATION AND INVESTMENT STRATEGIES ARE USED IN FORMULATING THE ADVICE OFFERED UNDER THE DREYFUS ADVICE AND GUIDANCE PROGRAM? The primary sources of information used in formulating the advice offered under the Dreyfus Advice and Guidance program include client financial data, financial newspapers and magazines, research materials prepared by others, annual reports, prospectuses and other SEC filings, and statistical ranking and other informational reports and services (e.g. Lipper Analytical Services) relating specifically to mutual funds.
The formulation of asset allocation advice is a two-step process. The first step is DIA's non-discretionary recommendation as to how a client's assets might be allocated among various categories of investments. The second step is DIA's non-discretionary recommendation of Dreyfus Mutual Funds and Third-Party Mutual Funds from its Recommended List that correspond to the prescribed investment categories.
In formulating advice as to how a client's assets might be allocated among various categories of investments, DIA generally will use detailed financial and other pertinent data (e.g. time horizon, risk tolerance, investment objectives) furnished to DIA by the client, the sources of information described above, and proprietary computer programs and models to determine how best to allocate the client's assets among the various categories given the client's individual circumstances. DIA seeks to recommend percentage allocations to each recommended investment category that are designed to maximize returns over time for a given level of risk.
In developing and maintaining its Recommended List, DIA seeks to select funds that (i) are available through the client's Dreyfus Lion Account on a
19

  [Page 19]


no transaction fee basis, and (ii) consistently demonstrate above average performance against similarly-styled funds. DIA has identified various core categories of mutual funds and has had Lipper Analytical Services separate each eligible mutual fund into these categories. Any mutual funds that do not fit into these core categories are not considered. Performance benchmarks, consisting of a market index and the group's average performance, are set for each category. Consideration for possible inclusion in the Recommended List is based on a fund achieving high relative rank in various statistical criteria measuring both performance and risk over the previous three years. Lipper Analytical Services ranks the results for each criteria against all funds in a category and those eligible funds with the highest scores are singled out for further analysis. In certain categories from time to time, the screening criteria may have to be adjusted to reflect differences between categories so that a sufficient number of funds pass the quantitative screens established for the category. In certain categories from time to time, this may result in one or more additional Dreyfus Mutual Funds as well as one or more additional Third-Party Mutual Funds being considered for possible inclusion on the Recommended List.
In addition to DIA's quantitative analysis, a qualitative review is performed to ensure that funds have not experienced any changes that may affect their future performance. Such issues include the firm's management structure, the fund's investment parameters and investment style and manager changes. Using this combination of quantitative analysis with a qualitative overlay, DIA selects three to four eligible funds from each category for possible inclusion on its Recommended List. The Recommended List is ultimately derived by classifying the selected funds into six asset classes. The top core funds in each of these six asset classes are included in the Recommended List.
As noted below, implementation of any investment advice given to a client is the client's responsibility.
6. ARE THERE GENERAL STANDARDS OF EDUCATION OR BUSINESS EXPERIENCE FOR THOSE INVOLVED IN GIVING THE ADVICE THAT IS OFFERED UNDER THE DREYFUS ADVICE AND GUIDANCE PROGRAM?
DIA requires of those persons associated with it (other than those persons whose functions are solely clerical or ministerial) a college education or the equivalent, or business experience in either money management or security analysis.
All financial planners on the Dreyfus Advice and Guidance answer line are supervised by account managers, all of whom have earned an advanced degree or license beyond their baccalaureate. All financial planners and account managers participate in internal training, which includes formal training sessions focusing on tax, investment and insurance issues, departmental/regional training meetings, and written technical and policy memoranda. Account managers also participate in periodic teleconferences where current financial planning ideas are reviewed.
William F. Glavin, Jr. is responsible for determining the general investment advice given to Dreyfus Advice and Guidance clients. Mr. Glavin's educa-
20

  [Page 20]


tion and business background, as well as that of DIA's President, Stephen E. Canter, is as follows:
WILLIAM F. GLAVIN, JR.
             Born:    1958
        Education:    B.A.,Economics - College of the Holy Cross, Worcester,
                       MA
          Business
    Background:         Dreyfus Investment Advisors, Inc., Nov. 1996 - Present
                       (Executive Vice President)
                       The Dreyfus Corporation, Feb. 1995 - Present
                       (Director of Market & Product Development)
                       The Boston Company Advisors, Inc., April 1991 -
                       Feb. 1995  (SVP, Mutual Funds)
STEPHEN E. CANTER
             Born:    1945
        Education:    B.A., Economics - Cornell University, Ithaca, NY
                       M.B.A., Finance - Cornell University, Ithaca, NY
          Business
      Background:      Dreyfus Investment Advisors, Inc., May 1995 - Present
                       (Director and President)
                       The Dreyfus Corporation, May 1995 - Present
                       (Director, Vice Chairman and CIO)
                       The Dreyfus Trust Company, June 1995 - Present
                       (Director)
                       Kleinwort Benson Investment Management,
                       April 1993 - Dec. 1994
                       (Chairman and Chief Executive Officer)
                       Mitchell Hutchins Institutional Investors,
                       April 1988 - April 1993 (President, CEO and CIO)
7. DOES DIA HAVE ANY ARRANGEMENTS WITH ANY OF ITS AFFILIATES THAT ARE MATERIAL TO THE DREYFUS ADVICE AND GUIDANCE PROGRAM?
DIA is a wholly-owned subsidiary of The Dreyfus Corporation.  The Dreyfus
 Corporation is a registered investment adviser, and
adviser, sub-adviser and/or administrator of many investment companies registered under the Investment Company Act of 1940, as amended, including the Dreyfus Mutual Funds that are part of the Dreyfus Advice and Guidance program. From time to time, DIA may utilize the research staff, products and/or services and library of, and may consult with the portfolio managers employed by, The Dreyfus Corporation.
As discussed above, the Dreyfus Advice and Guidance program is available only to those individuals who have established a Dreyfus Lion Account brokerage account with Dreyfus Service Corporation. Dreyfus Service Corporation is
also a wholly-owned subsidiary of The Dreyfus Corporation, is a registered broker/dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. A Dreyfus Advice and Guidance client may choose
21

  [Page 21]


to implement DIA's non-discretionary asset allocation recommendation through such client's Dreyfus Lion Account with Dreyfus Service Corporation.
8. WHO IS RESPONSIBLE FOR IMPLEMENTING ADVICE FURNISHED BY DIA?
DIA's client is responsible for implementing any investment advice furnished to such client by DIA pursuant to the Dreyfus Advice and Guidance program. A client may implement DIA's asset allocation recommendation through the client's Dreyfus Lion Account by contacting Dreyfus Service Corporation or through another broker of the client's choosing. If the client so chooses,
DIA will assist the client in contacting Dreyfus Service Corporation so that the client may implement DIA's asset allocation recommendation through the client's Dreyfus Lion Account.
9. DOES DIA HAVE ANY PARTICIPATION OR INTEREST IN CLIENT TRANSACTIONS UNDER THE DREYFUS ADVICE AND GUIDANCE PROGRAM?
As noted below, affiliates of DIA receive various economic benefits with respect to Dreyfus Mutual Funds and Third-Party Mutual Funds recommended by DIA to Dreyfus Advice and Guidance clients. As a result, there may be a conflict of interest, or the appearance of a conflict of interest, on the part of DIA in formulating its asset allocation recommendations under the Dreyfus Advice and Guidance program. For instance, DIA may have an economic incentive to recommend asset classes that command higher management fees and those mutual funds from which it will derive the greatest revenue. This conflict of interest, or appearance of a conflict of interest, is addressed in several ways. First, DIA's asset allocation advice is based on the quantitative methodology described above, which is designed to ensure that asset allocation recommendations are based largely on objective criteria. Second, the formulation of advice as to how a client's assets might be allocated among various categories of investments and the recommendation of mutual funds from the Recommended List that correspond to the prescribed investment categories are currently performed utilizing the services of Ayco, which brings an additional measure of objectivity to the process since Ayco's compensation is fixed and is not dependent on the manner in which DIA's clients' assets are invested. Third, DIA's management and compliance personnel will monitor the procedures and methodology utilized by DIA in formulating its asset allocation advice in light of the conflict of interest, or appearance of a conflict of interest, identified above to seek to ensure that DIA's advice is based on objective criteria and is in the best interests of DIA's clients. Finally, the revenue that is derived by DIA's affiliates from the Dreyfus Mutual Funds and Third-Party Mutual Funds is fully disclosed (see below) to Dreyfus Advice and Guidance clients so as to permit such clients to consider such revenues in evaluating DIA's advice and in deciding whether to implement such advice.
10. DOES DIA OR ANY OF ITS AFFILIATES RECEIVE ANY ECONOMIC BENEFIT FROM A NON-CLIENT IN CONNECTION WITH THE ADVICE GIVEN TO CLIENTS?
Affiliates of DIA receive various economic benefits from non-clients in connection with advice given to Dreyfus Advice and Guidance clients. In this regard, a client should note the following:
a. each Dreyfus Mutual Fund and Third-Party Mutual Fund is subject to
22

  [Page 22]


the terms of its prospectus and statement of additional information and, as described therein, each such fund pays its own fees and expenses, including but not limited to fees for investment management services and/or administrative services; such fees and expenses are in addition to those paid to DIA for participation in the Dreyfus Advice and Guidance program;
b. investment management fees are paid by Dreyfus Mutual Funds to an affiliate of DIA; an affiliate of DIA may be paid for performing other services for such funds, including but not limited to administration services, transfer agency services, custodial services and/or shareholder servicing; Dreyfus Service Corporation may receive payments from Dreyfus Mutual Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended; and
c. Dreyfus Service Corporation may receive per annum fees of up to .25% of the value of Dreyfus Lion Account assets invested in Third-Party Mutual Funds in consideration of the provision of a variety of shareholder services, including, without limitation, maintaining shareholder accounts and records, processing purchase and redemption transactions, providing periodic statements, and providing fund reports and other materials; affiliates of DIA provide or may provide, for a fee, a variety of services, including but not limited to transfer agency services and custodial services, to many unaffiliated mutual funds, which may include one or more of the Third-Party Mutual Funds.
While DIA does not give advice with respect to individual securities, a Dreyfus Advice and Guidance client may choose to sell individual securities in order to implement DIA's asset allocation recommendation. To the extent that such sales are effected through the client's Dreyfus Lion Account, Dreyfus Service Corporation will earn commissions on such sales.
11. WHAT TYPES OF CLIENTS DOES DIA OFFER INVESTMENT ADVICE TO?
In addition to the Dreyfus Advice and Guidance Program, DIA provides investment advice to a range of individual and institutional clients, including pension and profit sharing plans, corporations and other business entities, and trusts, estates and charitable organizations.
12. DOES DIA UTILIZE ANY SUB-ADVISERS, SUB-CONTRACTORS OR AGENTS IN PROVIDING DREYFUS ADVICE AND GUIDANCE?
From time to time, DIA may utilize, subject to DIA's oversight and supervision, one or more sub-advisers, subcontractors or agents to assist it in performing investment advisory services. Currently, DIA is utilizing the services of The Ayco Company, L.P. ("Ayco"), a financial planning firm and a registered investment adviser, to assist with the investment advisory services, including the formulation of advice as to how a client's assets might be allocated among various categories of investments and the recommendation of Dreyfus Mutual Funds and Third-Party Mutual Funds from the Recommended List that correspond to the prescribed investment categories. Further information concerning Ayco is set forth below.



23

  [Page 23]


DREYFUS ADVICE AND GUIDANCE
SUBADVISORY DISCLOSURE DOCUMENT
SUBADVISORY SERVICES PROVIDED TO, AND ON BEHALF OF, DREYFUS INVESTMENT ADVISOR S, INC. ("DIA") BY
The Ayco Company, L.P.
One Wall Street * Albany, New York  11205-3894
515-464-2000
SUBADVISORY SERVICES AND FEES
Ayco acts as a subadvisor to DIA and provides the following subadvisory services to, and on behalf of, DIA with regard to the Dreyfus Advice and Guidance program: toll-free telephone access to Ayco Financial Planners to provide general financial planning information, non-discretionary asset allocation advice with respect to certain mutual funds, and informational brochures on topics such as estate planning, investing, tax planning, debt management and various life events. As a subadvisor to DIA, all of Ayco's fees are paid by DIA.
TYPES OF INVESTMENTS
Individual investment recommendations are based on specific asset allocation guidelines and are limited only to those mutual funds that are included on the DIA-Recommended  List of Mutual Funds.
The DIA-Recommended List of Mutual Funds includes (i) mutual funds managed or administered by The Dreyfus Corporation, an affiliate of DIA, or by other affiliates of DIA, and (ii) mutual funds managed or administered by third parties unaffiliated with DIA that correspond to prescribed investment categories. DIA is solely responsible for the development of the DIA-Recommended List of Mutual Funds and Ayco has no role in the development and maintenance of such list. Ayco will not offer advice to, and on behalf of, DIA through the Dreyfus Advice and Guidance program about any securities other than the DIA-Recommended List of Mutual Funds.
METHODS OF ANALYSIS/SOURCES OF INFORMATION AND INVESTMENT STRATEGIES
Ayco uses both fundamental and technical methods to analyze securities. The primary sources of information utilized by Ayco include financial newspapers and magazines, research materials prepared by other sources, corporate-rating services, annual reports and company press releases, and both prospectuses and filings with the Securities & Exchange Commission.
In assisting DIA in formulating advice about how a DIA client's assets might be allocated among various asset categories, Ayco generally will use financial or other pertinent data (e.g., time horizon, risk tolerance and investment objectives) furnished by the DIA client, the sources of information and methods of analysis described above, and proprietary computer programs and models to determine how best to allocate the DIA client's assets among the various asset categories given the DIA client's circumstances.
Ayco seeks to recommend percentage allocations to each investment category that are designed to maximize returns over time for a given
24

  [Page 24]


level of risk. As stated above, Ayco has no role in the development and maintenance of the DIA-Recommended List of Mutual Funds.
Implementation of any investment advice given to DIA clients through the Dreyfus Advice and Guidance program is the responsibility of the individual client.
TYPES OF CLIENTS
In addition to the subadvisory services provided to, and on behalf of, DIA, Ayco separately provides investment advice to individuals, corporations and other business entities as well as trust, estates and charitable organizations.
EDUCATION AND BUSINESS STANDARDS
Each of Ayco's financial planners has earned a baccalaureate degree. Additionally, all financial planners are supervised by account managers/ financial counselors all of whom have earned an advanced degree or license beyond their baccalaureate (J.D., L.L.M., M.B.A., CFP, ChFC, CLU, CPA). All financial planners and account managers participate in internal training, which includes formal training sessions focusing on tax, investment and insurance issues, departmental/regional training meetings, and written technical and policy memoranda. Account managers also participate in periodic company-wide teleconferences where current financial planning ideas are reviewed.
The general investment advice directed to Ayco's clients, including DIA with respect to the Dreyfus Advice and Guidance program, is determined by the Office of the President. The two members of this office are:
JOHN BREYO
             Born:    1946
        Education:    B.B.A., Accounting-Siena College, Loudonville, NY
                       J.D. - Albany Law School, Albany, NY
          Business
      Background:      The Ayco Corporation, Sept. 1971 - Dec. 1994
                       The Ayco Company, L.P., Dec. 1994 - Present
BARRY HAMMERLING
             Born:    1946
        Education:    B.A. - Rutgers University, New Brunswick, NJ
                       J.D. - Rutgers Law School, Camden, NJ
          Business
      Background:      The Ayco Corporation, July 1970 - Dec. 1994
                       The Ayco Company, L.P., Dec. 1994 - Present
In addition, investment advice in specific areas may be determined by the Chief Technical Officer:
PETER HEERWAGEN
             Born:    1946
        Education:    B.A., English - Boston University, Boston, MA
                       J.D. - Syracuse University, Syracuse, NY

25

  [Page 25]


          Business
      Background:      The Ayco Corporation, July 1970 - Dec. 1994
                       The Ayco Company, L.P. , Dec. 1994 - Present
PARTICIPATION OR INTERESTS IN CLIENT TRANSACTIONS
Ayco provides advisory services other than as a subadvisor for DIA pursuant to which Ayco may recommend securities or investment products offered by an affiliate of Ayco or certain mutual funds (in which a related person1 has some financial interest) when Ayco determines that such recommendation is in the best interest of the client.
Ayco will not recommend to, and on behalf of, DIA that any Dreyfus Advice and Guidance client buy securities or investment products offered by an affiliate of Ayco.
MANAGING AND REVIEWING ACCOUNTS
Other than providing general information about asset allocation and making nondiscretionary asset allocations limited to the DIA-Recommended List of Mutual Funds, Ayco will not manage, or supervise the investment accounts of Dreyfus Advice and Guidance clients. To the extent required, Ayco will provide a general review of accounts for the purpose of providing asset allocation advice to, and on behalf of, DIA with respect to a DIA client. ECONOMIC BENEFIT FROM A NONCLIENT
As noted above, Ayco receives a fixed fee from DIA for the subadvisory services rendered to, and on behalf of, DIA by Ayco.
1 A related person is defined as: Any officer, director or partner of Ayco or any person directly or indirectly controlling, controlled by or under common control with the applicant, including any nonclerical, nonministerial employee.
26

  [Page 26]


PROSPECTUS
March 1, 1996
DREYFUS MONEY MARKET RESERVES
DREYFUS MUNICIPAL RESERVES
DREYFUS U.S. TREASURY RESERVES
This Prospectus describes the three separate, diversified money market investment portfolios listed above (each a "Fund" and collectively the "Funds") of The Dreyfus/Laurel Funds, Inc. (formerly The Laurel Funds, Inc.), an open-end management investment company also known as a mutual fund (the "Company"), that is part of The Dreyfus Family of Funds. This Prospectus describes two classes of shares-Investor shares and Class R shares of the Funds.
Each Fund seeks to maintain a stable net asset value of $1.00 per share. Investments in a Fund are neither insured nor guaranteed by the U.S. Government and there can be no assurance that any Fund will be able to maintain a stable net asset value of $1.00 per share.
This Prospectus sets forth concisely information about the Funds that you should know before investing. It should be read carefully before you invest and retained for future reference.
The Statement of Additional Information ("SAI") dated March 1, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a free copy, write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning, ask for Operator 144.
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. All money market funds involve certain investment risks, including the possible loss of principal.
The fees to which each Fund is subject are summarized in the "Expense Summary" section of the Funds' Prospectus. Each Fund pays on affiliate of Mellon Bank, N.A. ("Mellon Bank") to be its investment manager. Mellon Bank or an affiliate may be paid for performing other services for the Funds, such as custodian, transfer agent or fund accountant services. The Funds are distributed by Premier Mutual Fund Services, Inc.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
1

  [Page 1]


(Continued from page 1)
DREYFUS MONEY MARKET RESERVES (formerly, "Dreyfus/Laurel Money Market Reserves") seeks a high level of current income consistent with stability of principal by investing in high-grade money market instruments.
DREYFUS MUNICIPAL RESERVES (formerly, "Dreyfus/Laurel Municipal Reserves") seeks income exempt from federal income tax consistent with stability of principal by investing in tax-exempt municipal obligations.
DREYFUS U.S. TREASURY RESERVES (formerly, "Dreyfus/Laurel U.S. Treasury Reserves) seeks a high level of current income consistent with stability of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations.
Shares of the Funds are sold without a sales load. Investor shares of the Funds are subject to distribution and shareholder servicing fees.
You can purchase or redeem shares by telephone using the Dreyfus TeleTransfer Privilege.
The Dreyfus Corporation serves as the Funds' investment manager. The Dreyfus Corporation is referred to as "Dreyfus."
By this Prospectus, the Funds are offering Investor shares and Class R shares. (Class R shares of the Funds were formerly called Trust Shares.) Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) ("Banks") acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of a Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to retail investors maintaining related securities, brokerage, commodities trading or similar accounts with banks, securities broker/dealers ("Selected Dealers") or other financial institutions (including Mellon Bank and its affiliates) (collectively, "Agents") that have entered into a Selling Agreement with the Funds' distributor.
TABLE OF CONTENTS                                                    PAGE
      EXPENSE SUMMARY                                                  4
      FINANCIAL HIGHLIGHTS                                             5
      DESCRIPTION OF THE FUNDS                                        11
      MANAGEMENT OF THE FUNDS                                         20
      HOW TO BUY FUND SHARES                                          22
      SHAREHOLDER SERVICES                                            26
      HOW TO REDEEM FUND SHARES                                       30
      DISTRIBUTION PLAN (INVESTOR SHARES ONLY)                        33
      PERFORMANCE INFORMATION                                         34
      DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES                        35
      GENERAL INFORMATION                                             37


2

  [Page 2]


October 14, 1996
THE DREYFUS/LAUREL FUNDS, INC.-
      DREYFUS MONEY MARKET RESERVES
      DREYFUS MUNICIPAL RESERVES
      DREYFUS U.S. TREASURY RESERVES
SUPPLEMENT TO PROSPECTUS
DATED MARCH 1, 1996
THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE FOURTH PARAGRAPH IN THE SECTION OF THE FUNDS' PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES-GENERAL."
The Funds reserve the right to offer their shares without regard to minimum purchase requirements to employees participating in certain qualified and non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Funds.
THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUNDS' PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES."
The DDA number for payment transmitted by wire to Boston Safe Deposit and Trust Company for purchase of Investor or Class R shares of the Fund in your name is as follows:
DDA# 043435
The wire must indicate which Fund and Class of shares are being purchased and must include the other required information with respect to wire payments set forth under "How to Buy Fund Shares" in the Funds' Prospectus.
LMMKTs101496
3

  [Page 3]


EXPENSE SUMMARY
                                         INVESTOR SHARES      CLASS R SHARES
SHAREHOLDERS TRANSACTION EXPENSES
Maximum Sales Load Imposed
on Purchases                                     none           none
Maximum Sales Load Imposed
on Reinvestments                                 none           none
Deferred Sales Load                              none           none
Redemption Fee                                   none           none
Exchange Fee                                     none           none
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)
Management Fee                                  0.50%          0.50%
12b-1 Fees*                                     0.20%           none
Other Expenses**                                0.00%          0.00%
Total Fund Operating Expenses                   0.70%          0.50%
EXAMPLES
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
                                         INVESTOR SHARES      CLASS R SHARES
1 Year                                          $  7           $  5
3 Years                                          $22            $16
5 Years                                          $39            $28
10 Years                                         $87            $63
  * See "Distribution Plan (Investor Shares Only)" for a description of each Fund's Plan of Distribution for Investor shares.
** Does not include fees and expenses of the non-interested Directors (including counsel). The investment manager is contractually required to reduce its Management Fee by an amount equal to a Fund's allcable portion of such fees and expenses, which are estimated to be 0.01% of a Fund's net assets (See "Management of the Funds.")
The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, each Fund's actual performance will vary and may result in an actual return greater or less than 5%.
The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. (See "Management of the Funds.") Long-term holders of Investor shares could pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc.
 The Funds understand that Agents may charge fees to their clients who are owners of a Fund's Investor shares for various services provided in con-
4

  [Page 4]


nection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by Premier and any other compensation payable by the clients for various services provided in connection with their accounts.
FINANCIAL HIGHLIGHTS
The following financial information for Investor and Class R shares has been derived from the financial statements which have been audited by KPMG Peat Marwick LLP, the independent auditors for the Funds, for the indicated years or period ended October 31, whose reports accompany such financial statements that appear in the Funds' Annual Report dated October 31, 1995 and which are incorporated by reference in the SAI.
DREYFUS MONEY MARKET RESERVES
For an Investor share outstanding throughout each year or period.
                                             YEAR ENDED    PERIOD ENDED
                                              10/31/95       10/31/94*
----------------------------------------------------------------------
Net asset value, beginning of period           $1.00           $1.00

                                                ----            ----
Income from investment operations:
    Net investment income                      .0516          0.0211
Less distributions:
    Dividends from net investment income      (.0516)        (0.0211)
                                                ----            ----
Net asset value, end of period                 $1.00           $1.00
                                                ====            ====
Total return                                    5.28%           2.14%
Ratios to average net assets/
supplemental data:
    Net assets, end of period (in 000's)    $161,819          $3,611
    Ratio of operating expenses to
    average net assets                          0.70%           0.71%#
    Ratio of net investment income to
    average net assets                          5.25%           3.31%#

* The Fund commenced selling Investor shares on April 6, 1994. Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
 Total return represents aggregate total return for the period indicated. # Annualized.

5

  [Page 5]




                                      FINANCIAL HIGHLIGHTS (continued)
                                      DREYFUS MONEY MARKET RESERVES
                                      For a Class R share outstanding throughout each year or period.*
                                                                                                           (PERIOD ENDED)
YEAR ENDED                          10/31/95  10/31/94*##  10/31/93  10/31/92  10/31/91  10/31/90  10/31/89  10/31/88
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year     $1.00      $1.00     $1.00     $1.00     $1.00    $1.00      $1.00     $1.00
Income from investment
operations:                            .0531     0.0344   0.0280    0.0385    0.0621    0.0820    0.0667    0.0601
Net investment income
Less distributions:                   (.0531)   (0.0344)  (0.0280)  (0.0385)  (0.0621)  (0.0820)  (0.0667)  (0.0601)
Dividends from net investment income
Net asset value,
end of year                            $1.00      $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
Total return                          5.44%      3.52%     2.84%     3.92%     6.39%     8.55%     7.95%     6.18%
Ratios to average net assets/
supplemental data:                  $139,787   $124,754  $103,760   $91,848  $105,329   $93,366   $92,257      $530
Net assets, end of year (in 000's)
Ratio of operating expenses to
average net assets                      0.50%      0.51%  0.50%**   0.50%**   0.50%**   0.16%**   0.00%**   0.60%#**
Ratio of net investment income
to average net assets                   5.40%      3.51%     2.80%     3.88%     6.13%     8.21%     8.97%     6.69%#
---------------------------------------------------------------------------------------------------------------------

                       *The Fund commenced operations on November 18, 1987.
                   The Fund commenced selling Investor Shares on April 6, 1994. Those shares outstanding prior to April 4, 1994 were designated Trust Shares. Effective as of October 17, 1994, the Fund's Trust Shares were redesignated Class R Shares.
                                      **For the years or period ended October
                   31, 1992, 1991, 1990, 1989 and 1988, the investment
                   adviser waived all or a portion of its advisory fee amounting to $0.0007, $0.0010, $0.0038, $0.0043 and
                   $0.0045 per share, respectively. For the years or period ended October 31, 1993, 1992, 1991, 1990, 1989 and 1988, the investment adviser reimbursed expenses of the Fund amounting to $0.0036, $0.0027, $0.0018, $0.0026, $0.0062 and $0.3952 per share, respectively.
                                       Net investment income before expenses
                   reimbursed by the investment adviser for the year ended October 31, 1994 was $0.0331.
                                      Total return represents aggregate total
                   return for the periods indicated.
                                      Annualized operating expense ratio
                   before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.64%.
                                      # Annualized.
                                      ## Prior to October 17, 1994, Mellon
                   Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

6
  [Page 6]

DREYFUS MUNICIPAL RESERVES
The following financial information for Investor and Class R shares has been derived from the financial statements which have been audited by KPMG Peat Marwick LLP, the independent auditors for the Funds, for the indicated years or period ended October 31, whose reports accompany such financial statements that appear in the Fund's Annual Report dated October 31, 1995 and which are incorporated by reference in the SAI.
For an Investor share outstanding throughout each year or period.
                                              YEAR ENDED    PERIOD ENDED
-------------------------------------------------------------------------
                                               10/31/95       10/31/94*
Net asset value, beginning of period              $1.00        $1.00
                                                 ----           ----
Income from investment operations:
    Net investment income                        0.0323       0.0113
Less distributions:
    Dividends from net investment income      (0.0323)       (0.0122)
                                                 ----           ----
Net asset value, end of period                  $1.00          $1.00
                                                 ====           ====
Total return                                     3.28%          1.23%
Ratios to average net assets/
supplemental data:
    Net assets, end of period (in 000's)      $17,764         $1,161
    Ratio of operating expenses to
    average net assets                           0.70%          0.70%#
    Ratio of net investment income to
    average net assets                           3.33%          2.11%#

*The Fund commenced selling Investor shares on April 20, 1994. Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
Total return represents aggregate total return for the period indicated. #Annualized.


7

  [Page 7]



                                      FINANCIAL HIGHLIGHTS (continued)
                                      DREYFUS MUNICIPAL RESERVES
                                      For a Class R share outstanding throughout each year or period.*

YEAR ENDED                            10/31/95  10/31/94*##  10/31/93  10/31/92  10/31/91  10/31/90  10/31/89  10/31/88
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $1.00     $1.00        $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
Income from investment operations:      0.0343    0.0228      0.0208    0.0291    0.0454    0.0564    0.0592    0.0414
Net investment income
Less distributions:
Dividends from net investment income   (0.0343)  (0.0228)     (0.0208)  (0.0291)  (0.0454)  (0.0564)  (0.0592)  (0.0414)
Net asset value, end of year             $1.00     $1.00        $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
Total return                            3.48%     2.29%        2.10%     2.94%     4.64%     5.79%     6.08%     4.22%
Ratios to average net assets          $205,373  $205,105     $187,830  $184,719  $152,260   $88,247   $56,224   $20,472
supplemental data:
Net assets, end of year (in 000's)
Ratio of operating expenses to            0.50%     0.51%     0.50%**   0.50%**   0.50%**   0.55%**   0.70%**   0.70%**#
average net assets
Ratio of net investment income to         3.41%     2.30%        2.08%     2.90%     4.49%     5.66%     5.95%     4.61%#
average net assets
-----------------------------------------------------------------------------------------------------------------------

                                      * The Fund commenced operations on
                   December 10, 1987. The Fund commenced selling Investor shares on April 20, 1994. Those shares in existence prior to April 4, 1994 were designated Trust Shares. Effective as of October 17, 1994, the Fund's Trust Shares were reclassified as Class R shares.
                                      ** For the period ended October 31,
                   1988, the investment adviser waived a portion of its advisory fee amounting to $0.0040 per share. For the years or period ended October 31, 1993, 1992, 1991, 1990, 1989 and 1988, the investment adviser reimbursed expenses of the Fund amounting to $0.0024, $0.0029, $0.0036, $0.0052,
                   $0.0044 and $0.0031 per share, respectively.
                                       Net investment income before expenses
                   reimbursed by the investment adviser for the year ended October 31, 1994 was $0.0218.
                                       Total return represents aggregate
                   total return for the periods indicated.
                                       Annualized operating expense ratio
                   before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.60%.
                                      # Annualized.
                                      ## Prior to October 17, 1994, Mellon
                   Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.


8

  [Page 8]


DREYFUS U.S. TREASURY RESERVES
The following financial information for Investor and Class R shares has been derived from the financial statements which have been audited by KPMG Peat Marwick LLP, the independent auditors for the Funds, for the indicated years or period ended October 31, whose reports accompany such financial statements that appear in the Fund's Annual Report dated October 31, 1995 and which are incorporated by reference in the SAI.
For an Investor share outstanding throughout each year or period.
                                              YEAR ENDED   PERIOD ENDED
------------------------------------------------------------------------
                                              10/31/95       10/31/94*
Net asset value, beginning of period            $1.00          $1.00
                                                 ----           ----
Income from investment operations:
    Net investment income                      0.0491         0.0185
Less distributions:
    Dividends from net investment income      (0.0491)       (0.0195)
                                                 ----           ----
Net asset value, end of period                  $1.00          $1.00
                                                 ====           ====
Total return                                     5.02%          1.96%
Ratios to average net assets/
supplemental data:
    Net assets, end of period (in 000's)      $21,386         $1,324
    Ratio of operating expenses to
    average net assets                           0.70%          0.70%#
    Ratio of net investment income to
    average net assets                           4.92%          3.42%#
* The Fund commenced selling Investor Shares on April 18, 1994. Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
Total return represents aggregate total return for the period indicated.
# Annualized.


9

  [Page 9]



                                      FINANCIAL HIGHLIGHTS (continued)
                                      DREYFUS U.S. TREASURY RESERVES
                                      For a Class R share outstanding throughout each year or period.*
                                  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  PERIOD ENDED
                                    10/31/95  10/31/94*##  10/31/93    10/31/92    10/31/91
-------------------------------------------------------------------------------------------
Net asset value, beginning of year     $1.00     $1.00       $1.00       $1.00        $1.00
Income from investment operations:
Net investment income                 0.0511    0.0331     0.0274      0.0367       0.0424
Less distributions:
Dividends from net investment
income                               (0.0511)  (0.0331)    (0.0274)    (0.0367)     (0.0424)
Net asset value, end of year           $1.00     $1.00       $1.00       $1.00        $1.00
Total return                          5.23%     3.37%       2.77%       3.73%        4.32%
Ratios to average net assets/
supplemental data:
Net assets, end of year (in 000's)  $399,873  $228,797     $69,785     $69,187      $45,998
Ratio of operating expenses to
         average net assets             0.50%     0.50%       0.50%**     0.50%**      0.34%#**
Ratio of net investment income
to average net assets                   5.14%     3.62%       2.74%       3.63%        5.55%#
-------------------------------------------------------------------------------------------

                                      * The Fund commenced operations on
                   February 4, 1991. The Fund commenced selling Investor
                   Shares on April 18, 1994. Those shares outstanding prior to April 4, 1994 were designated as Trust Shares.
                   Effective as of October 17, 1994, the Fund's Trust Shares
                  were redesignated as Class R shares.
                                      ** For the period ended October 31,
                   1991, the investment adviser waived a portion of its advisory fee amounting to $0.0010 per share. For the years or period ended October 31, 1993, 1992 and 1991, the investment adviser reimbursed expenses of the Fund amounting to $0.0040, $0.0040 and $0.0048 per share, respectively.
                                       Net investment income before expenses
                   reimbursed by the investment adviser for the year ended October 31, 1994 was $0.0323.
                                       Total return represents aggregate
                   total return for the periods indicated.
                                      Annualized expense ratio before
                   expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.59%.
                                      # Annualized.
                                      ## Prior to October 17, 1994, Mellon
                   Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.


10

  [Page 10]


DESCRIPTION OF THE FUNDS
GENERAL
By this Prospectus, each Fund is offering Investor shares and Class R shares. (Class R shares of the Funds were formerly called Trust shares.) Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of a Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to investors maintaining related securities, brokerage commodities trading or similar accounts with Agents that have extended into Selling Agreements with the Funds' distributor. If shares of a Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to each Fund's transfer agent or to the Distributor. Distribution and shareholder servicing fees paid by Investor shares will cause Investor shares to have a higher expense ratio and to pay lower dividends than Class R shares.
DREYFUS MONEY MARKET RESERVES
INVESTMENT OBJECTIVE AND POLICIES
Dreyfus Money Market Reserves seeks a high level of current income consistent with stability of principal by investing in high-grade money market instruments. There can be no assurance that Dreyfus Money Market Reserves will meet its stated investment objective. See "Other Investment Policies and Risk Factors" for a detailed description of risks and other Fund investment policies. See "Other Investment Policies and Risk Factors Limiting Investment Risks" for a discussion of the Fund's investment limitations.
The instruments in which Dreyfus Money Market Reserves may invest include (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities; (3) instruments of U.S. and foreign banks, including certificates of deposit, banker's acceptances, and time deposits, and may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs");(4) commercial paper of U.S. and foreign companies; (5) corporate obligations; (6) mortgage-related securities backed by U.S. Government agencies or instrumentalities; (7) variable amount master demand notes; (8) floating rate notes; and (9) repurchase agreements. Dreyfus Money Market Reserves also may utilize reverse repurchase agreements. (See "Other Investment Policies and Risk Factors.")
DREYFUS MUNICIPAL RESERVES
INVESTMENT OBJECTIVE AND POLICIES
 Dreyfus Municipal Reserves seeks income exempt from federal income tax consistent with stability of principal by investing in tax-exempt municipal 11

  [Page 11]


obligations. There can be no assurance that Dreyfus Municipal Reserves will meet its stated investment objective. See "Other Investment Policies and Risk Factors" for a detailed description of risks and other Fund investment policies. See "Other Investment Policies and Risk Factors Limiting Investment Risks" for a discussion of the Fund's investment limitations.
Dreyfus Municipal Reserves intends to invest 100%, and has adopted a policy requiring that it invest at least at 80%, of its total assets in municipal obligations.
TYPES OF MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, and instrumentalities, the interest from which is, in the opinion of bond counsel, exempt from regular federal income tax. The municipal securities in which Dreyfus Municipal Reserves may invest include:
(1) municipal notes, including tax anticipation and revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper; (2) short-term municipal bonds, including general obligation bonds, revenue bonds, industrial revenue bonds and private activity bonds; and (3) municipal leases.
Dreyfus Municipal Reserves may purchase certain municipal securities, including certain industrial development bonds and bonds issued after August 7, 1986 to finance "private activities," the interest on which may constitute a "tax preference item" for purposes of the federal alternative minimum tax, even though the interest will continue to be fully tax-exempt for federal income tax purposes. Dreyfus Municipal Reserves may invest without limitation in such municipal securities as long as such investment is consistent with the Fund's investment objective.
YIELD FACTORS AND RATINGS. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of Dreyfus Municipal Reserves' investment objective is dependent in part on the continuing ability of the issuers of the municipal securities in which Dreyfus Municipal Reserves invests to meet their obligations for the payment of principal and interest when due.
All of Dreyfus Municipal Reserves' municipal securities, including municipal leases, must at the time of purchase present minimal credit risks and either be backed by the full faith and credit of the United States or be of high quality as determined in accordance with procedures adopted by the Board of Directors.
ADDITIONAL INFORMATION. Dreyfus Municipal Reserves may invest more than 25% of its assets in industrial development bonds, in participation interests therein issued by banks and in municipal securities and other obligations guaranteed by the U.S. Government, its agencies or instrumentalities. A participation interest gives Dreyfus Municipal Reserves an undivided interest in a municipal bond owned by a bank and generally is backed by the bank's irrevocable letter of credit or guarantee.
TAXABLE INVESTMENTS. Dreyfus Municipal Reserves will attempt to invest
12

  [Page 12]


100% of its assets in municipal securities, the interest on which, in the opinion of bond counsel, is exempt from regular federal income tax. Dreyfus Municipal Reserves may under certain circumstances, however,invest up to 20% of the value of its total assets in certain securities the interest income on which is subject to regular federal income tax.
Dreyfus Municipal Reserves may invest in any of the following taxable instruments: (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies and instrumentalities; (3) instruments of U.S. and foreign banks, including certificates of deposit, banker's acceptances and time deposits, and may include ECDs, Yankee CDs and ETDs; (4) commercial paper of U.S and foreign companies; (5) corporate obligations; (6) mortgage-related securities backed by U.S. Government agencies or instrumentalities; (7) variable amount master demand notes; (8) floating rate notes; and (9) repurchase agreements. The Fund also may utilize reverse repurchase agreements. (See "Other Investment Policies and Risk Factors.")
DREYFUS U.S. TREASURY RESERVES
INVESTMENT OBJECTIVE AND POLICIES
Dreyfus U.S. Treasury Reserves seeks a high level of current income consistent with stability of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. There can be no assurance that Dreyfus U.S. Treasury Reserves will meet its stated investment objective. See "Other Investment Policies and Risk Factors" below for a detailed description of risks and other Fund investment policies. See "Other Investment Policies and Risk Factors - Limiting Investment Risks" for a discussion of the Fund's investment limitations.
Dreyfus U.S. Treasury Reserves invests only in direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, with remaining maturities of 397 days or less, and in repurchase agreements of duration of 397 days or less secured by direct obligations of the U.S. Treasury.
OTHER INVESTMENT POLICIES AND RISK FACTORS
BORROWING. Each Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
COMMERCIAL PAPER. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. A Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's Ratings Group, Prime-1 by Moody's Investors Service,
13

  [Page 13]


Inc. ("Moody's"), F-1 by Fitch's Investors Service, Inc., Duff 1 by Duff & Phelps, Inc. or A1 by IBCA, Inc.
ECDS, ETDS AND YANKEE CDS. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may invest in ECDs, ETDs and Yankee CDs. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs and Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. (See "Foreign Securities.")
EURODOLLAR BONDS AND NOTES. Dreyfus Money Market Reserves may invest in Eurodollar bonds and notes. Eurodollar bonds and notes are obligations which pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. Investments in Eurodollar bonds and notes involve risks that differ from investments in securities of domestic issuers. (See "Foreign Securities.")
FLOATING RATE SECURITIES. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may invest in floating rate securities. A floating rate security provides for the automatic adjustment of its interest whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.
FOREIGN SECURITIES. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of a Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
ILLIQUID SECURITIES. No Fund will knowingly invest more than 10% of the
14

  [Page 14]


value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). A Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). A Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to Section 4(2) paper and Rule 144A Securities will be made by the Board of Directors as required. The Board will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. MUNICIPAL LEASES. Dreyfus Municipal Reserves may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, Dreyfus Municipal Reserves will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank.
Dreyfus Municipal Reserves proposes to purchase municipal lease obliga-
15

  [Page 15]


tions principally from banks, equipment vendors or other parties that have entered into an agreement with Dreyfus Municipal Reserves providing that such party will remarket the municipal lease obligations on certain conditions (described below) within seven days after demand by Dreyfus Municipal Reserves. (Such agreements are referred to as "remarketing agreements" and the party that agrees to remarket or repurchase a municipal lease obligation is referred to as a "remarketing party.") The agreement will provide for a remarketing price equal to the principal balance on the obligation as determined pursuant to the terms of the remarketing agreement as of the repurchase date (plus accrued interest). The Funds' investment manager, Dreyfus, anticipates that, in most cases, the remarketing agreement will also provide for the seller of the municipal lease obligation or the remarketing party to service it for a servicing fee. The conditions to Dreyfus Municipal Reserves right to require the remarketing party to purchase or remarket the obligation are that Dreyfus Municipal Reserves must certify at the time of remarketing that (1) payments of principal and interest under the municipal lease obligation are current and Dreyfus Municipal Reserves has no knowledge of any default thereunder by the governmental issuer, (2) such remarketing is necessary in the sole opinion of a designated officer of Dreyfus Municipal Reserves to meet the Fund's liquidity needs, and (3) the governmental issuer has not notified Dreyfus Municipal Reserves of termination of the underlying lease.
The remarketing agreement described above requires the remarketing party to purchase (or market to a third party) municipal lease obligations of Dreyfus Municipal Reserves under certain conditions to provide liquidity if share redemptions of Dreyfus Municipal Reserves exceed purchases of Dreyfus Municipal Reserves shares. Dreyfus Municipal Reserves will only enter into remarketing agreements with banks, equipment vendors or other responsible parties (such as insurance companies, broker-dealers and other financial institutions) that in Dreyfus' opinion are capable of meeting their obligations to the Fund. Dreyfus will regularly monitor the ability of remarketing parties to meet their obligation to Dreyfus Municipal Reserves. Dreyfus Municipal Reserves will enter into remarketing agreements covering at least 75% in the principal amount of the municipal lease obligations in its Fund. Dreyfus Municipal Reserves will not enter into remarketing agreements with any one remarketing party in excess of 5% of its total assets. Remarketing agreements with broker-dealers may require an exemptive order under the Investment Company Act of 1940, as amended (the "1940 Act"). Dreyfus Municipal Reserves will not enter into such agreements with broker-dealers prior to the issuance of such an order in interpretation of the SEC that such an order is not required. There can be no assurance that such an order or interpretation will be granted.
The "remarketing" feature of the agreement entitles the remarketing party to attempt to resell Dreyfus Municipal Reserves municipal lease obligation within seven days after demand from the Fund; however, the remarketing party will be obligated to repurchase the municipal lease obligation for its own account at the end of the seven-day period if such obligation has not been resold. The remarketing agreement will often be entered into with the party who has sold a municipal lease obligation to Dreyfus Municipal
16

  [Page 16]


Reserves, but remarketing agreements may also be entered into with a separate remarketing party of the same type that meets the credit and other criteria listed above. Up to 25% of Dreyfus Municipal Reserves municipal lease obligations may not be covered by remarketing agreements. Dreyfus Municipal Reserves, however, will not invest in municipal lease obligations that are not subject to remarketing agreements if, as a result of such investment, more than 10% of its total assets would be invested in illiquid securities such as (1) municipal lease obligations not subject to remarketing agreements and not deemed by Dreyfus at the time of purchase to be at least of comparable quality to rated municipal debt obligations, or (2) other illiquid assets such as securities restricted as to resale under federal or state securities laws. For purposes of the preceding sentence, a municipal lease obligation that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or issuer deemed by Dreyfus to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying municipal lease obligation is unrated, if Dreyfus determines that such municipal lease obligation is readily marketable because it is backed by such letter of credit or insurance policy.
As used within this section, high quality means that the municipal lease obligation meets all of the following criteria: (1) the underlying equipment is for an essential governmental function; (2) the municipality has a documented history of stable financial operations and timely payments of principal and interest on its municipal debt or lease obligation; (3) the lease/purchase agreement contains proper terms and conditions to protect against non-appropriation, substitution of equipment and other more general risks associated with the purchase of securities; (4) the equipment underlying the lease was leased in a proper and legal manner; and (5) the equipment underlying the lease was leased from a reputable equipment vendor. A letter of credit or insurance policy would generally provide that the issuer of the letter of credit or insurance policy would pay the outstanding principal balance of the municipal lease obligations plus any accrued but unpaid interest upon non-appropriation or default by the governmental lessee. However, the terms of each letter of credit or insurance policy may vary significantly and would affect the degree to which such protections increase the liquidity of a particular municipal lease obligation.
OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from such Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of
17

  [Page 17]


the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above.
REVERSE REPURCHASE AGREEMENTS. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may enter into reverse repurchase agreements to meet redemption requests where the liquidation of fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, a Fund:
(i) transfers possession of fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.
SECURITIES LENDING. To increase return on Fund securities, Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
STAND-BY COMMITMENTS. Dreyfus Municipal Reserves investments may include "stand-by commitments," which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Stand-by commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the commitment.
U.S. GOVERNMENT SECURITIES. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States. In addition to direct obligations of the U.S. Treasury, these include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration and Maritime Administration. Investments may also be made in U.S. Government obligations that do not carry the full faith and credit guarantee, such as those issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other instrumentalities. VARIABLE AMOUNT MASTER DEMANDS NOTES. Dreyfus Money Market Reserves may invest in Variable Amount Master Demand Notes. Variable amount
18

  [Page 18]


master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed-upon formula. If an issuer of a variable amount master demand note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund will invest in variable amount master demand notes issued only by entities that Dreyfus considers creditworthy.
VARIABLE RATE OBLIGATIONS. Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Funds to maintain a stable net asset value per share ("NAV'). Dreyfus Money Market Reserves and Dreyfus Municipal Reserves may also purchase participation interests in variable rate securities such as industrial development bonds backed by letters of credit or insured or guaranteed by financial institutions, such as banks, or insurance companies, whose credit quality ratings are judged by Dreyfus to be comparable in quality to the two highest quality ratings of Moody's or Standard & Poor's.
WHEN ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, each Fund may purchase U.S. Government securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the market place, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transactions. Each Fund will establish a segregated account consisting of cash, U.S. Government securities or other high-grade debt obligations in an amount equal to the amounts of its when-issued and delayed delivery commitments.
MASTER/FEEDER OPTION. The Company may in the future seek to achieve a Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to such Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Directors determine it to be in the best interest of a Fund and its shareholders. In making that determination, the Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce
19

  [Page 19]


costs and achieve operational efficiencies. Although the Funds believe that the Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
LIMITING INVESTMENT RISKS. Each Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. As a fundamental policy, each Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments, in obligations of the U.S. Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes each of the Fund's fundamental and non-fundamental restrictions.
The investment objective, policies, restrictions, practices and procedures of a Fund, unless otherwise specified, may be changed without shareholder approval. If a Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs. In order to permit the sale of a Fund's shares in certain states, a Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of that Fund, it may consider terminating sales of its shares in the states involved. MANAGEMENT OF THE FUNDS
INVESTMENT MANAGER - Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.
Dreyfus serves as the Funds' investment manager. Dreyfus supervises and assists in the overall management of the Funds' affairs under an Investment Management Agreement with the Funds, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the
20

  [Page 20]


Funds. As the Funds' investment manager, Dreyfus manages the Funds by making investment decisions based on the Funds' investment objectives, policies and restrictions.
Mellon is a publicly-owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1995, including $81 billion in mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.
Under the Investment Management Agreement, each Fund pays a fee computed daily and paid monthly at the annual rate of 0.50% of the Fund's average daily net assets. Dreyfus pays all of the expenses of each Fund except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of a Fund's expenses, each Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) additional investment management fees payable by a Fund. For the fiscal year ended October 31, 1995, each Fund paid Dreyfus 0.50% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees).
For the fiscal year ended October 31, 1995, total operating expenses (excluding Rule 12b-1 fees) of each Fund were 0.50% of the average daily net assets of shares for both the Investor and Class R shares.
In addition, Investor shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan (Investor Shares Only)."

In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
Dreyfus may pay the Distributor for shareholder services from Dreyfus'
21

  [Page 21]


own assets, including past profits but not including the management fee paid by the Funds. The Distributor may use part or all of such payments to pay Agents in respect of these services.
Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Funds, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Funds may invest in securities of companies with which Mellon Bank has a lending relationship.
DISTRIBUTOR - The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"). The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR - Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Funds' custodian. The Funds' transfer and dividend disbursing agent is Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier is the Funds' sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Funds.
HOW TO BUY FUND SHARES
GENERAL - Investor shares are sold primarily to investors maintaining related securities, brokerage commodities trading or similar accounts with Agents that have entered into Selling Agreements with the Funds' distributor. Additionally, holders of Investor shares of a Fund who have held their shares since August 31, 1995, may continue to purchase Investor shares of the Fund whether or not they otherwise would be eligible to do so.
Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. A "Retirement Plan" is a qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. It is not recommended that Dreyfus Municipal Reserves be
22

  [Page 22]


used as a vehicle for Keogh, IRA or other qualified plans.
Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Funds reserve the right to reject any purchase order.
The minimum initial investment is $100,000. Each Fund may waive its minimum initial investment requirement for new Fund accounts opened through an Agent whenever Dreyfus Institutional Services Division ("DISD") has determined for the initial account opened through such Agent which is below the Fund's minimum initial investment requirement that the existing accounts in the Fund opened through that Agent have an average account size, or the Agent has adequate intent and access to funds to result in maintenance of accounts in the Fund opened through that Agent with an average account size, in an amount equal to or in excess of $100,000. DISD is required to periodically review the average size of the accounts opened through each Agent and, if necessary, reevaluate the Agent's intent and access to funds. DISD will discontinue the waiver as to new accounts to be opened through an Agent if DISD determines that the average size of accounts opened through that Agent is less than $100,000 and the Agent does not have the requisite intent and access to funds. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Funds' Account Application.
The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
You may purchase shares of a Fund by check or wire, or through the Dreyfus TeleTransfer Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an invest ment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O.
Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. These orders will be forwarded to the Fund and will be processed only upon receipt thereby. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information." Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be
23

  [Page 23]


transmitted by wire to Boston Safe Deposit and Trust Company together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:
DDA# 043427 Dreyfus Money Market Reserves/Investor shares;
DDA# 043435 Dreyfus Money Market Reserves/Class R shares;
DDA# 043516 Dreyfus Municipal Reserves/Investor shares;
DDA# 043508 Dreyfus Municipal Reserves/Class R shares;
DDA# 043567 Dreyfus U.S.Treasury Reserves/Investor shares;
DDA# 043559 Dreyfus U.S. Treasury Reserves/Class R shares.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Funds' Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks
 . A charge will be imposed if any check used for investment in your account does not clear. The Funds make available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and
Fund account number preceded by the digits:
"4790" Dreyfus Money Market Reserves/Investor shares;
"4800" Dreyfus Money Market Reserves/Class R shares;
"4860" Dreyfus Municipal Reserves/Investor shares;
"4850" Dreyfus Municipal Reserves/Class R shares;
"4900" Dreyfus/Laurel U.S. Treasury Investor shares;
"4890" Dreyfus/Laurel U.S. Treasury Class R shares.
The Distributor may pay dealers a fee of up to 1.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in The Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date
24

  [Page 24]


Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Funds' Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Funds could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
NET ASSET VALUE PER SHARE ("NAV") - The price of a Fund's shares, which are offered on a continuous basis, is their NAV. NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"). Investments and requests to exchange or redeem shares received by a Fund before 4 p.m., Eastern time, are effective on, and will receive the price next determined on, that business day (except purchase orders made through the Dreyfus TeleTransfer Privilege, which are effective one business day after your call). The NAV of each Fund is calculated two times each business day, at 12 noon and 4 p.m., Eastern time. Investment, exchange or redemption requests received after 4 p.m. Eastern time, are effective on, and receive the first share price determined on, the next business day.
An investment portfolio's NAV refers to the worth of one share. The NAV for Investor and Class R shares, both of which are offered on a continuous basis, of a Fund is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Each Fund intends to maintain a constant NAV of $1.00, although there is no assurance that this can be done on a continuing basis.
DREYFUS TELETRANSFER PRIVILEGE - You may purchase shares of a Fund (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Funds may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
If you have selected the Dreyfus TeleTransfer Privilege, you may request a Dreyfus TeleTransfer purchase of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.


25

  [Page 25]


SHAREHOLDER SERVICES
The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. With respect to Class R shares held by retirement plans, exchanges may be made only between a shareholder's retirement plan account in one fund and such shareholder's retirement plan account in another fund.
To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares-Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TeleTransfer Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.
Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a
26

  [Page 26]


sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See"Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Funds reserve the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, in shares of the same Class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. With respect to Class R shares held by retirement plans, exchanges pursuant to the Dreyfus Auto-Exchange Privilege may be made only between a shareholder's retirement plan account in one fund and such shareholder's retirement plan account in another fund. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Funds or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Funds may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark Dreyfus-AUTOMATIC Asset Builder permits you to purchase shares of a Fund (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Shares of a Fund are purchased by transferring funds from the bank account desig-

27

  [Page 27]


nated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if to Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Funds may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by a Fund in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
For more information concerning these Privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Funds may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
Dreyfus Government Direct Deposit Privilege enables you to purchase shares of a Fund (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you
28

  [Page 28]


must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Funds may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
Dreyfus Payroll Savings Plan permits you to purchase shares of a Fund (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Funds, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Funds may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, a Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves offer a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

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  [Page 29]


HOW TO REDEEM FUND SHARES
GENERAL - You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, a Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
The Funds impose no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon a Fund's then-current NAV.
The Funds ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check, by the Dreyfus TeleTransfer Privilege or through Dreyfus-AUTOMATIC Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the redemption proceeds will be transmitted to you promptly upon bank clearance of your purchase check, Dreyfus TeleTransfer purchase or Dreyfus-AUTOMATIC Asset Builder order, which may take up to eight business days or more. In addition, the Funds will not honor Redemption Checks under the Check Redemption Privilege and will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege for a period of eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
Each Fund reserves the right to redeem a shareholder's account at its option upon not less than 45 days written notice if the net asset value of such account is $10,000 or less ($500 or less in the case of holders of shares of a Fund since August 31, 1995) and remains at or below such amount during the notice period.
PROCEDURES - You may redeem Shares of a Fund by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or, the Dreyfus TeleTransfer Privilege. Other redemption proce
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  [Page 30]


dures may be in effect for clients of certain Agents and institutions. The Funds make available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
You may redeem shares of a Fund by telephone if you have checked the appropriate box on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund Shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or if for Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. These request will be forwarded to the Fund and will be processed only upon recept thereby. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

31


  [Page 31]


CHECK REDEMPTION PRIVILEGE - You may request on the Account Application, Shareholder Services Form or by later written request that a Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Shares for which certificates have been issued may not be redeemed by Redemption Check. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege. This Privilege may be modified or terminated at any time by the Funds or the Transfer Agent upon notice to shareholders.
WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Funds' Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Funds reserve the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Funds. The Funds' SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
TELEPHONE REDEMPTION PRIVILEGE. You may redeem shares of a Fund (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Funds. Shares held under Keogh Plans, IRAs or other retirement plans, and shares
32

  [Page 32]


for which certificates have been issued, are not eligible for this Privilege. DREYFUS TELETRANSFER PRIVILEGE. You may redeem shares of a Fund (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Funds may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
If you have selected the Dreyfus TeleTransfer Privilege, you may request a Dreyfus TeleTransfer redemption of Fund shares by telephoning 1-800-645-6561 or, if calling from overseas, 1-516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
DISTRIBUTION PLAN (Investor Shares Only)
The Investor shares of each Fund are subject to a Distribution Plan ("Plan'') adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1''). The Investor shares of the Funds bear some of the cost of selling those shares under the Plan. The Plan allows each Fund to spend annually up to 0.25% of the average daily net assets attributable to Investor shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from a Fund to compensate Agents that have entered into Selling Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Funds and/or shareholder services to the Agent's clients that own Investor shares of a Fund.
The Funds and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of a Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Funds may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive com-
33

  [Page 33]


pensation for selling and servicing a Fund's shares may receive different compensation with respect to one Class of shares over another.
PERFORMANCE INFORMATION
From time to time, each Fund may advertise the yield on a class of shares. Dreyfus Municipal Reserves may advertise tax-equivalent yields. Yield and the tax equivalent yield figures are based on historical earnings and are not intended to indicate future performance.
The "yield'' of a Class of shares of a Fund refers to the income generated by an investment in such Class over a seven-day period identified in the advertisement. This income is then "annualized.'' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield'' is calculated similarly, but, when annualized, the income earned by an investment in a Class of shares of a Fund is assumed to be reinvested. The "effective yield'' will be slightly higher than the "yield'' because of the compounding effect of this assumed reinvestment. The tax-equivalent yield of Dreyfus Municipal Reserves shows the level of taxable yield needed to produce an after-tax equivalent to such Fund's tax-free yield. This is done by increasing a Class's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate. Because yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
Yield quotations will be computed separately for each Class of a Fund's shares. Because of the difference in the fees and expenses borne by Class R and Investor shares of each Fund, the yield on Class R shares will generally be higher than the yield on Investor shares. Any fees charged by a Bank or Agent directly to its customers' account in connection with investments in the Fund will not be included in calculations of yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Fund's Distributor or your Bank or Agent.
A Fund may compare the performance of its Investor and Class R shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, and the Consumer Price Index. Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, IBC/Donoghue's, Money Fund Report, Mutual Fund Forcaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on all Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money, and similar publications may also be used in comparing the Fund's performance. Furthermore, a Fund may quote its Investor and Class R shares' yields in advertisements or in shareholder reports. A Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.

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  [Page 34]


DIVIDENDS, OTHER DISTRIBUTIONS
AND TAXES
Each Fund declares daily and pays monthly (on the 20th day of the month or the next business day if the 20th day falls on a Saturday, Sunday or national holiday) dividends from its net investment income, if any. Each Fund does not expect to realize any long-term capital gains or losses, and does not anticipate payment of any capital gain distribution.
Unless you choose to receive dividend and/or capital gain distributions, if any, in cash, your distributions will be automatically reinvested in additional shares of the distributing Fund at the then current NAV. You may change the method of receiving distributions at any time by writing to the Funds. Checks which are sent to shareholders who have requested distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in additional Fund shares in the shareholder's account at the then current NAV. Subsequent Fund distributions will be automatically reinvested in additional Fund shares in the shareholder's account.
Distributions paid by a Fund with respect to one Class of shares may be greater or less per share than those paid with respect to another Class of shares due to the different expenses of the different Classes. Shares purchased on a day on which a Fund calculates its NAV will not begin to accrue dividends until the following day. Except as provided below, redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available funds are received by the Transfer Agent prior to 12:00 noon, Eastern time, you may receive the dividend declared on the day of purchase. You will not receive the dividends declared on the day of redemption if the redemption order is placed prior to 12:00 noon, Eastern time.
You may elect to have distributions on shares held in IRAs and 403(b)
accounts paid in cash only if you are at least 591/2 years old or are permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.
Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain)
and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. In addition, Dreyfus Municipal Reserves intends to continue to qualify to pay "exempt-interest'' dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.
Dividends from a Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits. Distributions by Dreyfus Municipal Reserves that are designated by it as "exempt-interest dividends'' generally may be excluded by you from your
35

  [Page 35]


gross income. Distributions by a Fund (including Dreyfus Municipal Reserves) of net capital gain, when designated as such, are taxable to you as long-term capital gains, regardless of the length of time you have owned your Shares. The Funds are not expected to realize long-term capital gains.
Interest on indebtedness incurred or continued to purchase or carry shares of Dreyfus Municipal Reserves will not be deductible for federal income tax purposes to the extent that Fund's distributions consist of exempt-interest dividends. Dreyfus Municipal Reserves may invest in "private activity bonds,'' the interest on which is treated as a tax preference item for shareholders in determining their liability for the alternative minimum tax. Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by Dreyfus Municipal Reserves and the value of its portfolio would be affected. In such event, that Fund would reevaluate its investment objective and policies.
Dividends and other distributions are taxable to you regardless of whether they are received in cash or reinvested in additional Fund shares, even if the value of your shares is below your cost. If you purchase shares shortly before a taxable distribution (i.e., any distribution other than an exempt-interest dividend paid by Dreyfus Municipal Reserves) you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a capital gain distribution and will be taxable to you.
Dividends and other distributions paid by a Fund to qualified Retirement
Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. A Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified retirement plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a retirement plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution'' for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a retirement plan will be responsible for reporting such distributions from such plans to the IRS. Moreover, certain contributions to a qualified retirement plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income withholding tax.

36

  [Page 36]


In January of each year, the Funds will send you a Form 1099-DIV notifying you of the status for federal income tax purposes of your distributions for the preceding year. The Funds also will advise shareholders of the percentage, if any, of the dividends paid by Dreyfus Municipal Reserves that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax.
You must furnish the Funds with your taxpayer identification number ("TIN'') and state whether you are subject to withholding for prior under-reporting, certified under penalties of perjury as prescribed by the Code and the regulations thereunder. Unless previously furnished, investments received without such a certification will be returned. Each Fund is required to withhold a portion of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain non-corporate shareholders who do not provide the Fund with a correct TIN; withholding from dividends and capital gain distributions also is required for such shareholders who otherwise are subject to backup withholding.
Each Fund will be subject to a 4% nondeductible excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its taxable ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund expects to make such distributions as are necessary to avoid the imposition of this tax.
The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor; for example, Dreyfus Municipal Reserves' dividends may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.
GENERAL INFORMATION
The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Articles of Incorporation permit the Directors to create an unlimited number of investment portfolios (each a "fund''). Each of the Funds offered by this Prospectus currently issues two Classes of shares, designated "Investor'' and "Class R'' shares. At your written request, the Funds will issue negotiable stock certificates.
Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Class are entitled to vote, each as a separate class. Only holders of Investor
37

  [Page 37]


shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.
Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Funds to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other proper purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
Shareholder inquiries may be made by writing to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Funds' official sales literature in connection with the offer of the Funds' shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.
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  [Page 38]